                                                                  EXECUTION COPY

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of August 11, 2004

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                                TABLE OF CONTENTS

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Schedule I   Schedule of Transaction Terms
Schedule II  Mortgage Loan Schedule
Schedule III Mortgage Loans Constituting Crossed Groups
Schedule IV  Mortgage Loans with Lost Notes
Schedule V   Exceptions to Seller's Representations and Warranties
Exhibit A    Representations and Warranties Regarding the Mortgage Loans
Exhibit B    Form of Lost Note Affidavit

                                      -i-

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of
August 11, 2004, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
CORP., a Delaware corporation ("Depositor").

                                    RECITALS

     I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as
Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of
Transaction Terms.

     II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller, the mortgage loans identified on the schedule (the "Mortgage Loan Schedule")
annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage
Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the
Certificates.

                                    AGREEMENT

     NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

     Section 1. Transactions on or Prior to the Closing Date. On or prior to the
Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo
Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee;
provided, however, that, item (xvi) in the definition of Mortgage File (below)
shall be delivered to the Master Servicer for inclusion in the Servicer File
(defined below) with a copy delivered to the Trustee for inclusion in the
Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing
Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date, which period may be extended by thirty
(30) days as provided in the Pooling and Servicing Agreement. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and
Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Master Servicer.

     Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the
Mortgage Loans into the Trust

Fund, the issuance of the Certificates, the sale of the Publicly Offered
Certificates by Depositor to the Underwriters pursuant to the Underwriting
Agreement and the sale of the Private Certificates by Depositor to the Initial
Purchaser pursuant to the Certificate Purchase Agreement. The closing (the
"Closing") shall take place at the offices of Sidley Austin Brown & Wood LLP,
787 Seventh Avenue, New York, New York 10019, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

          (i) Seller shall sell to Depositor, and Depositor shall purchase from
     Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan
     Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by
     Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the
     Closing Date. The "Mortgage Loan Purchase Price" shall be the price mutually agreed upon as such in writing between Depositor and Seller.

          (ii) Pursuant to the terms of the Pooling and Servicing Agreement,
     Depositor shall transfer all of its right, title and interest in, to and under the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates) in exchange for the issuance of the Certificates to or at the direction of Depositor.

          (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial
     Purchaser, and the Initial Purchaser shall purchase from Depositor, the
     Private Certificates pursuant to the Certificate Purchase Agreement.

          (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the
     Private Certificates pursuant to the Offering Circular.

     Section 3. Conveyance of Mortgage Loans. Effective as of the Closing Date,
subject only to Seller's receipt of the Mortgage Loan Purchase Price, Seller does hereby assign, transfer, set over and otherwise convey, without recourse, to Depositor, free and clear of any liens, claims or other encumbrances, all of
Seller's right, title and interest in, to and under: (i) each of the Mortgage
Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 20(b) of this Agreement, including, without limitation, (A)
all scheduled payments of interest and principal due on or with respect to the
Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage
Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date.
The parties acknowledge that such assignment, transfer, setting over and other conveyance shall not be construed to limit any obligation of Seller and any servicing rights of Midland Loan Services, Inc. under that certain servicing rights purchase agreement, dated as of August 1, 2004, between Seller and
Midland Loan Services, Inc. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

          (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of
     Exhibit B hereto and a true

                                      -2-

     and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of
     Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo
     Bank, N.A., as trustee for the registered Holders of Credit Suisse First
     Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through
     Certificates, Series 2004-C3, without recourse, representation or warranty, express or implied";

          (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

          (iii) an original assignment of the Mortgage, in recordable form
     (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable
     Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage
     Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
     2004-C3";

          (iv) an original, counterpart or copy of any related Assignment of
     Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator of the Mortgage Loan to
     Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

          (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form
     (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable
     Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston
     Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,
     Series 2004-C3", which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective and in recordable form under applicable law);

          (vi) an original or true and complete copy of any related Security
     Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller;

          (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo
     Bank, N.A., as trustee for the registered Holders of Credit Suisse First
     Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through
     Certificates,

                                      -3-

     Series 2004-C3," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

          (viii) originals or copies of all (A) assumption agreements, (B)
     modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (ix) the original lender's title insurance policy or a copy thereof
     (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company, or an interim binder that is "marked up" as binding and countersigned by the title company, which in any case is binding on the title insurance company), insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

          (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

          (xi) UCC acknowledgement, certified or other copies of all UCC
     Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording
     (including the filing number or other similar filing information)
     acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document
     Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the applicable Mortgage
     Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original
     UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the
     Trustee;

          (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

          (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

          (xiv) with respect to any Cash Collateral Accounts and Lock-Box
     Accounts, an original or copy of any related account control agreement;

                                      -4-

          (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box
     Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

          (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage
     File to the Trust, such originals shall be delivered to the Master Servicer and copies thereof shall be delivered to the Trustee;

          (xvii) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

          (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any;

          (xix) the original or copy of any property management agreement;

          (xx) without duplication with clause (xiii) above, a copy of the mortgage note evidencing the related Junior Loan, if any;

          (xxi) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties; and

          (xxii) a checklist of the related Mortgage Loan Documents included in the subject Mortgage File;

     Notwithstanding the foregoing, in the event that, in connection with any
Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to
Mortgages), (iv) (relating to Assignments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents)(other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii)
(relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing
Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of such last sentence of such first paragraph of this
Section 3 should be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage
File; provided that Seller: (i) shall deliver, or cause to be delivered, to the
Trustee or its designee and the Master Servicer a duplicate original or true copy of such document or instrument (certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or photocopy of the original thereof submitted for recording or filing) on the Closing Date; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee (with a copy thereof to the Master Servicer) either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon within 120 days of the Closing Date, which period may be

                                      -5-

extended up to two times, in each case for an additional period of 45 days provided that Seller, as certified in writing to the Trustee prior to each such
45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

     Notwithstanding the foregoing, in the event that, in connection with any
Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to
Mortgages), (iv) (relating to Assigments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii)
(relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy or duplicate original of such non-delivered document or instrument
(with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

     Notwithstanding the foregoing, in the event that Seller fails, as to any
Mortgage Loan, to deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement, solely because such UCC Financing Statement has not been returned to Seller by the applicable public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee (with a copy to the Master Servicer) upon its return from the applicable filing or recording office, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

     Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, to engage a third-party contractor to prepare or complete in proper form for filing or recording any and all of the assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v), and (xi) of the last sentence of the first paragraph of this Section 3 (collectively, the
"Assignments"), to submit such Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such Assignments to the Trustee or its designee (with a copy to the Master
Servicer) as such Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on
Seller.

     Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master
Servicer (or, if applicable, to a Sub-Servicer (with a copy to the Master
Servicer) at the direction of the Master Servicer), under the Pooling and
Servicing Agreement on behalf of the Trustee in trust for the benefit of the
Certificateholders. Each

                                      -6-

such Servicer File shall contain all documents and records in Seller's possession relating to the Mortgage Loans and constituting the related Servicing
Files (as defined in the Pooling and Servicing Agreement).

     For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed to constitute the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

     Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of
Seller or any other name to be transferred to or at the direction of the Master
Servicer (or, if applicable, to a Sub-Servicer at the direction of the Master
Servicer).

     The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off
Date, together with the accompanying interest payments, shall belong to Seller.

     Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents that constitute the Servicer File with respect to the related Mortgage Loan shall immediately vest in Depositor. All Monthly Payments,
Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection
Account.

     Upon the sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the
Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least
10% of the fair value of all the Certificates to unaffiliated third parties,
Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

     After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership
(or the ownership by any of

                                      -7-

Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and
Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

     Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the
Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

          (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects;
     all of the representations and warranties of Seller under this Agreement
     (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

          (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

               (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the
          Trustee or its designee on behalf of Seller;

               (ii) the Mortgage Loan Schedule;

               (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

               (iv) an opinion or opinions of Seller's counsel, dated the
          Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

               (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

               (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are
          reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by
          Depositor as contemplated herein.

                                      -8-

          (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

          (d) Seller shall have delivered to the Trustee, on or before the
     Closing Date, five limited powers of attorney in favor of the Trustee and
     Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

     Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

          (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects;
     and all of the representations and warranties of Depositor under this
     Agreement shall be true and correct in all material respects as of the
     Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

          (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and
     Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

               (i) an officer's certificate of Depositor, dated as of the
          Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of
          Depositor; and

               (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as
          Seller or its counsel may reasonably request.

          (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

     Section 6. Representations and Warranties of Seller.

     Seller represents and warrants to Depositor as of the date hereof, as follows:

          (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its

                                      -9-

     business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

          (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this
     Agreement (and all agreements and documents executed and delivered by
     Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

          (iii) Neither the execution, delivery and performance of this
     Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for
     Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this
     Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon
     Seller's ability to perform its duties and obligations under this Agreement
     (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

                                      -10-

          (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of
     Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

          (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A)
     Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
     (C) the consummation by Seller of the transactions contemplated by this
     Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by
     Seller in connection herewith).

          (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

          (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by
     Seller in connection herewith).

          (viii) There are no actions, suits or proceedings pending or, to
     Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (ix) Seller's performance of its duties and obligations under this
     Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and
     Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar

                                      -11-

     statutory provisions in effect in any applicable jurisdiction. The Mortgage
     Loans do not constitute all or substantially all of Seller's assets.

          (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the
     Initial Purchaser.

          (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

          (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

     Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this
Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the
Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from
Depositor including, without limitation, the Trustee for the benefit of the
Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of
Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

     If any Certificateholder, the Master Servicer, the Special Servicer or the
Trustee discovers or receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception
Report), as of the date hereof in Section 6(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in any such case, a "Breach"), or discovers or receives notice that (a) any document required to be included in the Mortgage
File related to any Mortgage Loan is not in the Trustee's (or its designee's)
possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" described in the immediately following paragraph) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and
the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any
Mortgage Loan or REO Loan or the interests of the Holders of any Class of
Certificates (in which case such Breach or Defect shall be a "Material Breach"
or a "Material

                                      -12-

Defect", as applicable), it shall give prompt written notice of such Breach or
Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer
and the Seller and shall request that the Seller not later than the earlier of
90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the
"Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified
Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement)
for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution
Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that Seller shall have an additional 90 days to cure such Material Breach or Material Defect if all of the following conditions are satisfied: (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period; (ii) such Material
Breach or Material Defect does not cause the related Mortgage Loan not to be a
"qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code);
(iii) Seller has commenced and is diligently proceeding with the cure of such
Material Breach or Material Defect within the Initial Resolution Period; and
(iv) Seller has delivered to the Rating Agencies, the Master Servicer, the
Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period. If there exists a Breach of any representation or warranty that the related
Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund
(by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the Master
Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable
Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more
Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off
Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related

                                      -13-

repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the Master Servicer or the Special
Servicer, as applicable, under the Pooling and Servicing Agreement. Any breach of the representation contained in paragraph (x), paragraph (xiii), paragraph
(lix) or paragraph (lx) of Exhibit A with respect to Mortgage Loan No. 2 (known as Pacific Design Center) shall be deemed to be a Material Breach per se. With respect to a breach of such representations and warranties there shall be no extension beyond the Initial Resolution Period for the cure of such breach or repurchase of such Mortgage Loan and provided further that with respect to a breach of the representation made in the last statement made in paragraph (x) of
Exhibit A, the representation made in paragraph (lix) of Exhibit A and the representation made in paragraph (lx) of Exhibit A, the Seller shall be required to repurchase such Mortgage Loan within the Initial Resolution Period. A representation in the last statement made in paragraph (x) of Exhibit A, the last statement made in paragraph (xiii) of Exhibit A, paragraph (lix) of Exhibit
A or paragraph (lx) of Exhibit A with respect to Mortgage Loan No. 2 (known as
Pacific Design Center) that a result will not occur means a representation that the result could notpossibly occur in the future, but the representation will be considered to be breached if and when the result does occur.

     Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) (relating to evidence of title insurance) of the last sentence of the first paragraph of
Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation; (e) the absence from the Mortgage File (or the Servicer File) of any required original letter of credit (as required in the provisos of Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; (f) the absence from the Mortgage File of the original or a copy of any required ground lease; or (g)
solely in the case of a Mortgage Loan secured by a Mortgaged Property operated as a hospitality property, the absence from the Mortgage File of the related franchise agreement and/or franchisor comfort letter. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing
Agreement.

     Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach", as applicable, and the Initial
Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section 7) with respect to, or its discovery of, such Defect or Breach (which period shall not be subject to extension).

     If Seller does not, as required by this Section 7, correct or cure a
Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected

                                      -14-

Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such
Mortgage Loan is a Crossed Loan that is a part of a Crossed Group (as defined below) and (iii) the applicable Breach or Defect does not otherwise constitute a
Breach or Defect, as the case may be, as to any other Crossed Loan in such
Crossed Group (without regard to this paragraph), then the applicable Breach or
Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the
Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing
Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and
Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a
"Crossed Group" is any group of Mortgage Loans identified as a Crossed Group on
Schedule III to this Agreement.

     Notwithstanding the foregoing, if there is a Material Breach or Material
Defect with respect to one or more Mortgaged Properties (but not all of the
Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected
Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged
Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan
Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the
Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released,and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this Section 7.

     The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by
Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related
Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage
Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

                                      -15-

     It is understood and agreed that the obligations of Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

     Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected
Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify, upon such repurchase or substitution, the related
Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by Seller, on the one hand, and any related Crossed
Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event; and
provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Loans shall be allocated between such Mortgage
Loans in accordance with the Mortgage Loan Documents. All other terms of such
Mortgage Loans shall remain in full force and effect, without any modification thereof.

     Section 9. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

          (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification
     (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this
     Agreement).

          (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by
     Depositor of the transactions contemplated by this Agreement, will (i)
     conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii)
     of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii)
     require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to

                                      -16-

     do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

          (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

     Section 10. Survival of Certain Representations, Warranties and Covenants.
The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under
Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this
Agreement.

     Section 11. [Reserved].

     Section 12. Recording Costs and Expenses. Seller agrees to reimburse the
Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the
Mortgage Loan Documents listed in Section 3 of this Agreement, including
Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

     Section 13. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to
Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit
Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New
York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756
(with a copy to Tessa Peters, Telecopy No.: (212) 325-8282), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia
30326, Attention: Robert Barnes, Telecopy No.: (404) 261-5879, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

                                      -17-

     Section 14. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller.
The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders)
to demand cure, repurchase, or other relief as provided herein.

     Section 15. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Seller and Depositor and their respective successors and permitted assigns and for the benefit of no other
Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated August 11, 2004, among Seller,
Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the
Underwriters and the Initial Purchaser and any person or persons who control
Depositor, the Underwriters and the Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of
1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in
Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the
Certificateholders, as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

     Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO
BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE
OF LAW PRINCIPLES.

     Section 17. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     Section 18. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     Section 19. Counterparts. This Agreement may be executed in counterparts
(and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

                                      -18-

     Section 20. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to
Depositor as provided in this Agreement be, and be construed as, a sale of the
Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

          (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

          (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

               (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off
          Date; and

               (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

          (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation,
     Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

          (d) notifications to persons holding such property, and
     acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

                                      -19-

          (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

     Section 21. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Depositor.

                                      * * *

                                      -20-

     IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan
Purchase Agreement to be duly executed and delivered as the date first above written.

                                       COLUMN FINANCIAL, INC.,
                                       as Seller

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.,
                                       as Depositor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

     This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of
August 11, 2004, between Column Financial, Inc. and Credit Suisse First Boston
Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

     "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

     "Assignments" shall have the meaning given such term in Section 3 of this
Agreement.

     "Borrower" means the borrower under a Mortgage Loan.

     "Breach" shall have the meaning given such term in Section 7 of this
Agreement.

     "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated August 11, 2004, among, Column Financial, Inc. (solely with respect to its obligations under Section 11 thereof), Depositor and the Initial Purchaser.

     "Certificates" means the Credit Suisse First Boston Mortgage Securities
Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3.

     "Closing" shall have the meaning given that term in Section 2 of this
Agreement.

     "Closing Date" means August 25, 2004.

     "Closing Statement" means the closing statement dated as of the Closing
Date and signed by, among others, the parties to this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

     "Crossed Group" shall have the meaning given such term in Section 7 of this
Agreement.

     "Cut-off Date" means, individually and collectively, the applicable Due
Dates for the respective Mortgage Loans occurring in August 2004 or, with respect to any Mortgage Loan originated in August 2004, the date of origination of such Mortgage Loan.

     "Defect" shall have the meaning given such term in Section 7 of this
Agreement.

                                    SCH. I-1

     "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

     "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related
Mortgage, if any.

     "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in Section 6(xii) and
under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

     "Initial Purchaser" means Credit Suisse First Boston LLC.

     "Initial Resolution Period" shall have the meaning given such term in
Section 7 of this Agreement.

     "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related
Borrower, pursuant to which such Mortgage Loan was made.

     "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

     "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

     "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage
File pursuant to Section 3 of this Agreement (subject to the first proviso in
Section 1 of this Agreement).

     "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

     "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related
Mortgage File or the related Servicer File.

     "Mortgage Loan Originator" means any institution which originated a
Mortgage Loan for a related Borrower.

     "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

     "Mortgage Loan Schedule" shall have the meaning given such term in Recital
II of this Agreement.

     "Offering Circular" means the confidential offering circular dated August
11, 2004, describing certain classes of the Private Certificates.

                                    SCH. I-2

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of August 1, 2004, among Depositor, the Master Servicer, the Special Servicer and the Trustee,
including, without limitation, the exhibits and schedules annexed thereto.

     "Primary Collateral" means with respect to any Crossed Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such
Crossed Loan.

     "Private Certificates" means the Certificates that are not Publicly Offered
Certificates.

     "Prospectus" means the Prospectus dated May 14, 2004, that is a part of
Depositor's registration statement on Form S-3 (File No. 333-116258).

     "Prospectus Supplement" means the Prospectus Supplement, dated August 11,
2004, relating to the Publicly Offered Certificates.

     "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-1-A, Class B, Class C and Class D Certificates.

     "Seller" shall have the meaning given such term in the first sentence of this Agreement.

     "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan that are required to be included in the related
Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

     "Trust Fund" shall have the meaning given such term in Recital II of this
Agreement.

     "Trustee" shall have the meaning given such term in Section 1 of this
Agreement.

     "Underwriters" means Credit Suisse First Boston LLC, PNC Capital Markets,
Inc. and Goldman, Sachs & Co.

     "Underwriting Agreement" means the Underwriting Agreement, dated August 11,
2004, among Depositor, Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof) and the Underwriters.

                                    SCH. I-3

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

------------ ------------------------------------- ----------------------------------------- ------------------

LOAN NUMBER             PROPERTY NAME                              ADDRESS                         CITY
------------ ------------------------------------- ----------------------------------------- ------------------

    157      1485 N. Garfield Apartments           1485 North Garfield Avenue                Pasadena
------------ ------------------------------------- ----------------------------------------- ------------------
     3       160 West 24th Street                  160 West 24th Street and 167 West 23rd    New York
                                                   Street
------------ ------------------------------------- ----------------------------------------- ------------------
    11       275 Park Avenue - The Chocolate       275 Park Avenue                           Brooklyn
             Factory
------------ ------------------------------------- ----------------------------------------- ------------------
    20       333 West Fort Street                  333-337 West Fort Street                  Detroit
------------ ------------------------------------- ----------------------------------------- ------------------
    51       357 S. Gulph                          357 South Gulph Road                      King of Prussia
------------ ------------------------------------- ----------------------------------------- ------------------
    49       509 Vine Street Philadelphia          509 Vine Street                           Philadelphia
------------ ------------------------------------- ----------------------------------------- ------------------
     9       615 Chestnut Street                   615 Chestnut Street                       Philadelphia
------------ ------------------------------------- ----------------------------------------- ------------------
    144      649 S. Burnside Ave                   649 South Burnside Avenue                 Los Angeles
------------ ------------------------------------- ----------------------------------------- ------------------
    149      AAA Storage                           2505 3rd Avenue Place                     Longmont
------------ ------------------------------------- ----------------------------------------- ------------------
    13       Addison at Swift Creek Apartments     4100 Lonas Parkway                        Midlothian
------------ ------------------------------------- ----------------------------------------- ------------------
    69       Addison Court                         17940-17960 Military Trail                Boca Raton
------------ ------------------------------------- ----------------------------------------- ------------------
    159      Amberwoods Apartments                 800 Hamsted Street                        Fort Worth
------------ ------------------------------------- ----------------------------------------- ------------------
    110      American Gem                          2347 South Sepulveda Boulevard            Los Angeles
------------ ------------------------------------- ----------------------------------------- ------------------
    96       American Harbor Self - Storage        7227 South R.L. Thornton Freeway          Dallas
------------ ------------------------------------- ----------------------------------------- ------------------
    128      Baker Square Apartments               1809 Baker Drive                          Mesquite
------------ ------------------------------------- ----------------------------------------- ------------------
    94       Bellfort Plaza Apartments             7035 Bellfort Avenue                      Houston
------------ ------------------------------------- ----------------------------------------- ------------------
    67       Blanco Junction Shopping Center       6901 Blanco Road                          Castle Hills
------------ ------------------------------------- ----------------------------------------- ------------------
    103      Bloomfield Professional Center        43494 Woodward Avenue                     Bloomfield Hills
------------ ------------------------------------- ----------------------------------------- ------------------
    89       Bridgeton Crossing                    121 Bridge Town Boulevard                 New Bern
------------ ------------------------------------- ----------------------------------------- ------------------
    166      Broadway Inn Apartments               8477 East Broadway Boulevard              Tucson
------------ ------------------------------------- ----------------------------------------- ------------------
    118      Bronx Apartments                      4459 Matilda Avenue & 3153 Seymou Avenue  Bronx

------------ ------------------------------------- ----------------------------------------- ------------------
    145      Candle Chase Apartments               6822 South Hulen Street                   Fort Worth
------------ ------------------------------------- ----------------------------------------- ------------------
    22       Canyon Park Heights                   21540 30th Drive Southeast                Bothell
------------ ------------------------------------- ----------------------------------------- ------------------
    70       Cedarfield at Churchland Apartments   4201 Cedar Lane                           Portsmouth
------------ ------------------------------------- ----------------------------------------- ------------------
    140      Cedargate Apartments                  32 Cedargate Court                        Galion
------------ ------------------------------------- ----------------------------------------- ------------------
     6       Centerpointe Mall                     3545 28th Street Southeast                Grand Rapids
------------ ------------------------------------- ----------------------------------------- ------------------
     5       Centro Gran Caribe                    PR-2, Km. 29.7                            Vega Alta
------------ ------------------------------------- ----------------------------------------- ------------------
    76       Centro Norcross                       5720 & 5730 Buford Highway                Norcross
------------ ------------------------------------- ----------------------------------------- ------------------
    30       Champlain Center South Shopping       19, 57, and 73 Centre Drive               Plattsburgh
             Center
------------ ------------------------------------- ----------------------------------------- ------------------
    135      Chapel Hill Center                    1896-1908 Buchholzer Boulevard            Akron
------------ ------------------------------------- ----------------------------------------- ------------------
             Chehalis Gardens Apartments
             Portfolio
------------ ------------------------------------- ----------------------------------------- ------------------
    43C      Chehalis Manor Apartments             300 South Market Boulevard                Chehalis
------------ ------------------------------------- ----------------------------------------- ------------------
    43D      Kennewick Garden Court                955 West 5th Avenue                       Kennewick
------------ ------------------------------------- ----------------------------------------- ------------------
    43A      McKinley Terrace                      807-809 East Wright Avenue                Tacoma
------------ ------------------------------------- ----------------------------------------- ------------------
    43B      Meadow Park Garden Court              5712 Hannah Pierce Road West              University Place
------------ ------------------------------------- ----------------------------------------- ------------------
    28       Cold Spring Crossing                  355 Crossroads Boulevard                  Cold Spring
------------ ------------------------------------- ----------------------------------------- ------------------

------------  ---------- --------- ----------- ----------- -----------------
                                                  NET
                                    MORTGAGE    MORTGAGE       ORIGINAL
LOAN NUMBER     STATE      ZIP        RATE        RATE         BALANCE
------------  ---------- --------- ----------- ----------- -----------------

    157          CA       91104     6.2600%     6.2286%     $1,133,645.00
------------  ---------- --------- ----------- ----------- -----------------
     3           NY       10003     5.2000%     5.1686%    $76,500,000.00

------------  ---------- --------- ----------- ----------- -----------------
    11           NY       11205     5.9900%     5.9586%    $30,500,000.00

------------  ---------- --------- ----------- ----------- -----------------
    20           MI       48226     6.0800%     6.0186%    $17,500,000.00
------------  ---------- --------- ----------- ----------- -----------------
    51           PA       19406     5.6500%     5.6186%     $7,400,000.00
------------  ---------- --------- ----------- ----------- -----------------
    49           PA       19102     4.5200%     4.4886%     $8,000,000.00
------------  ---------- --------- ----------- ----------- -----------------
     9           PA       19106     6.6000%     6.5686%    $38,000,000.00
------------  ---------- --------- ----------- ----------- -----------------
    144          CA       90036     6.0000%     5.9686%     $1,650,000.00
------------  ---------- --------- ----------- ----------- -----------------
    149          CO       80503     5.5000%     5.4686%     $1,600,000.00
------------  ---------- --------- ----------- ----------- -----------------
    13           VA       23112     4.6600%     4.6286%    $28,000,000.00
------------  ---------- --------- ----------- ----------- -----------------
    69           FL       33496     5.1100%     5.0786%     $5,200,000.00
------------  ---------- --------- ----------- ----------- -----------------
    159          TX       76163     6.7500%     6.7186%     $1,040,000.00
------------  ---------- --------- ----------- ----------- -----------------
    110          CA       90064     5.8900%     5.8586%     $2,700,000.00
------------  ---------- --------- ----------- ----------- -----------------
    96           TX       75232     6.1600%     6.1286%     $3,300,000.00
------------  ---------- --------- ----------- ----------- -----------------
    128          TX       75150     5.8000%     5.7686%     $2,000,000.00
------------  ---------- --------- ----------- ----------- -----------------
    94           TX       77087     5.9000%     5.8686%     $3,350,000.00
------------  ---------- --------- ----------- ----------- -----------------
    67           TX       78213     6.1900%     6.1586%     $5,250,000.00
------------  ---------- --------- ----------- ----------- -----------------
    103          MI       48302     5.1500%     5.1186%     $3,200,000.00
------------  ---------- --------- ----------- ----------- -----------------
    89           NC       28560     5.3500%     5.3186%     $3,850,000.00
------------  ---------- --------- ----------- ----------- -----------------
    166          AZ       85710     6.6500%     6.6186%       $840,000.00
------------  ---------- --------- ----------- ----------- -----------------
    118          NY      10469 &    6.6400%     6.6086%     $2,400,000.00
                          10470
------------  ---------- --------- ----------- ----------- -----------------
    145          TX       76133     5.5000%     5.4686%     $1,650,000.00
------------  ---------- --------- ----------- ----------- -----------------
    22           WA       98021     5.0000%     4.9686%    $15,535,000.00
------------  ---------- --------- ----------- ----------- -----------------
    70           VA       23703     5.2700%     5.2386%     $5,200,000.00
------------  ---------- --------- ----------- ----------- -----------------
    140          OH       44833     6.1800%     6.1486%     $1,775,000.00
------------  ---------- --------- ----------- ----------- -----------------
     6           MI       49512     5.4200%     5.3886%     $47,500,000.00
------------  ---------- --------- ----------- ----------- -----------------
     5           PR       00692     5.5125%     5.4811%     $51,200,000.00
------------  ---------- --------- ----------- ----------- -----------------
    76           GA       30071     6.1700%     6.1386%     $4,700,000.00
------------  ---------- --------- ----------- ----------- -----------------
    30           NY       12901     5.6800%     5.6486%     $13,650,000.00

------------  ---------- --------- ----------- ----------- -----------------
    135          OH       44310     5.3500%     5.3186%     $1,900,000.00
------------  ---------- --------- ----------- ----------- -----------------
                                    5.6000%     5.5186%     $9,000,000.00

------------  ---------- --------- ----------- ----------- -----------------
    43C          WA       98532     5.6000%     5.5186%     $1,168,000.00
------------  ---------- --------- ----------- ----------- -----------------
    43D          WA       99336     5.6000%     5.5186%       $900,000.00
------------  ---------- --------- ----------- ----------- -----------------
    43A          WA       98404     5.6000%     5.5186%     $4,132,000.00
------------  ---------- --------- ----------- ----------- -----------------
    43B          WA       98467     5.6000%     5.5186%     $2,800,000.00
------------  ---------- --------- ----------- ----------- -----------------
    28           KY       41076     5.8100%     5.7486%     $14,100,000.00
------------  ---------- --------- ----------- ----------- -----------------

                                   SCH. II-1

------------ ------------------------------------- --------------------- ------------- ---------------
   LOAN                                                                   REMAINING       MATURITY
  NUMBER                PROPERTY NAME                CUT-OFF BALANCE         TERM           DATE
------------ ------------------------------------- --------------------- ------------- ---------------

    157      1485 N. Garfield Apartments           $1,131,689.20             118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
     3       160 West 24th Street                  $76,255,309.40             57         5/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
    11       275 Park Avenue - The Chocolate       $30,500,000.00            119         7/11/2014
             Factory
------------ ------------------------------------- --------------------- ------------- ---------------
    20       333 West Fort Street                  $17,339,537.19            110         10/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
    51       357 S. Gulph                          $7,370,610.68             116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    49       509 Vine Street Philadelphia          $8,000,000.00              58         6/11/2014

------------ ------------------------------------- --------------------- ------------- ---------------
     9       615 Chestnut Street                   $37,973,276.32            119         7/11/2034
------------ ------------------------------------- --------------------- ------------- ---------------
    144      649 S. Burnside Ave                   $1,643,373.32             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    149      AAA Storage                           $1,592,979.89             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    13       Addison at Swift Creek Apartments     $28,000,000.00             56         4/11/2009

------------ ------------------------------------- --------------------- ------------- ---------------
    69       Addison Court                         $5,188,467.14             118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    159      Amberwoods Apartments                 $1,037,516.28             118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    110      American Gem                          $2,681,836.06             113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    96       American Harbor Self - Storage        $3,287,124.37             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    128      Baker Square Apartments               $1,990,531.78             115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    94       Bellfort Plaza Apartments             $3,340,854.51             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    67       Blanco Junction Shopping Center       $5,236,617.12             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    103      Bloomfield Professional Center        $3,185,087.51             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    89       Bridgeton Crossing                    $3,829,862.37             115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    166      Broadway Inn Apartments               $830,074.21               234         2/11/2024
------------ ------------------------------------- --------------------- ------------- ---------------
    118      Bronx Apartments                      $2,394,153.64             118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    145      Candle Chase Apartments               $1,642,760.52             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    22       Canyon Park Heights                   $15,535,000.00             56         4/11/2034

------------ ------------------------------------- --------------------- ------------- ---------------
    70       Cedarfield at Churchland Apartments   $5,183,621.99             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    140      Cedargate Apartments                  $1,758,210.39             113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
     6       Centerpointe Mall                     $47,301,786.93            116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
     5       Centro Gran Caribe                    $51,200,000.00            117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    76       Centro Norcross                       $4,681,695.30             117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    30       Champlain Center South Shopping       $13,583,614.22            115         3/11/2014
             Center
------------ ------------------------------------- --------------------- ------------- ---------------
    135      Chapel Hill Center                    $1,895,994.45             118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
             Chehalis Gardens Apartments           $8,955,442.23             115         3/11/2014
             Portfolio
------------ ------------------------------------- --------------------- ------------- ---------------
    43C      Chehalis Manor Apartments             $1,162,217.40             115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    43D      Kennewick Garden Court                $895,544.22               115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    43A      McKinley Terrace                      $4,111,543.03             115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    43B      Meadow Park Garden Court              $2,786,137.58             115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
    28       Cold Spring Crossing                  $14,100,000.00            117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------

------------ ----------- -------------- ------------- ----------------- ------------
   LOAN         ARD        ORIGINAL      REMAINING        MONTHLY        UNITS/SF
  NUMBER        DATE     AMORTIZATION   AMORTIZATION      PAYMENT
------------ ----------- -------------- ------------- ----------------- ------------

    157                       360           358           $6,987.42     12
------------ ----------- -------------- ------------- ----------------- ------------
     3                        360           357         $420,069.82     204
------------ ----------- -------------- ------------- ----------------- ------------
    11                        336           336         $187,420.53     123

------------ ----------- -------------- ------------- ----------------- ------------
    20                        360           350         $105,823.12     132,159
------------ ----------- -------------- ------------- ----------------- ------------
    51                        360           356          $42,715.45     48,245
------------ ----------- -------------- ------------- ----------------- ------------
    49       6/11/2009   Interest Only    Interest       $30,551.85     44
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
     9       7/11/2014        360           359         $242,690.35     375,369
------------ ----------- -------------- ------------- ----------------- ------------
    144                       300           297          $10,630.97     36
------------ ----------- -------------- ------------- ----------------- ------------
    149                       300           297           $9,825.40     36,400
------------ ----------- -------------- ------------- ----------------- ------------
    13                   Interest Only    Interest      $110,243.52     432
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
    69                        360           358          $28,265.35     20,860
------------ ----------- -------------- ------------- ----------------- ------------
    159                       300           298           $7,185.48     60
------------ ----------- -------------- ------------- ----------------- ------------
    110                       360           353          $15,997.41     9,800
------------ ----------- -------------- ------------- ----------------- ------------
    96                        300           297          $21,585.87     65,975
------------ ----------- -------------- ------------- ----------------- ------------
    128                       360           355          $11,735.06     52
------------ ----------- -------------- ------------- ----------------- ------------
    94                        360           357          $19,870.07     154
------------ ----------- -------------- ------------- ----------------- ------------
    67                        360           357          $32,120.56     59,880
------------ ----------- -------------- ------------- ----------------- ------------
    103                       300           297          $18,987.60     32,297
------------ ----------- -------------- ------------- ----------------- ------------
    89                        360           355          $21,498.93     45,685
------------ ----------- -------------- ------------- ----------------- ------------
    166                       240           234           $6,337.21     49
------------ ----------- -------------- ------------- ----------------- ------------
    118                       300           298          $16,415.55     39
------------ ----------- -------------- ------------- ----------------- ------------
    145                       300           297          $10,132.44     116
------------ ----------- -------------- ------------- ----------------- ------------
    22       4/11/2009   Interest Only    Interest       $65,628.18     144,399
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
    70                        360           357          $28,779.04     118
------------ ----------- -------------- ------------- ----------------- ------------
    140                       300           293          $11,632.45     98
------------ ----------- -------------- ------------- ----------------- ------------
     6                        360           356         $267,320.44     774,137
------------ ----------- -------------- ------------- ----------------- ------------
     5                        336           336         $299,384.61     387,437
------------ ----------- -------------- ------------- ----------------- ------------
    76                        300           297          $30,772.45     50,803
------------ ----------- -------------- ------------- ----------------- ------------
    30                        360           355          $79,051.74     208,933

------------ ----------- -------------- ------------- ----------------- ------------
    135                       360           358          $10,609.86     14,545
------------ ----------- -------------- ------------- ----------------- ------------
                              360           355

------------ ----------- -------------- ------------- ----------------- ------------
    43C                       360           355           $6,705.25     33
------------ ----------- -------------- ------------- ----------------- ------------
    43D                       360           355           $5,166.71     27
------------ ----------- -------------- ------------- ----------------- ------------
    43A                       360           355          $23,720.94     107
------------ ----------- -------------- ------------- ----------------- ------------
    43B                       360           355          $16,074.21     66
------------ ----------- -------------- ------------- ----------------- ------------
    28                        360           360          $82,821.99     224,775
------------ ----------- -------------- ------------- ----------------- ------------

                                   SCH. II-2

------------ ------------------------------------- ------------- ---------------- --------- -------
                                                                 ADMINISTRATIVE
   LOAN                                              INTEREST      (TRUSTEE +       DUE
  NUMBER                PROPERTY NAME              CALCULATION   SERVICING) FEE     DATE     ARD
------------ ------------------------------------- ------------- ---------------- --------- -------

    157      1485 N. Garfield Apartments           Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
     3       160 West 24th Street                  Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    11       275 Park Avenue - The Chocolate       Actual/360        0.0314%         11
             Factory
------------ ------------------------------------- ------------- ---------------- --------- -------
    20       333 West Fort Street                  Actual/360        0.0614%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    51       357 S. Gulph                          Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    49       509 Vine Street Philadelphia          Actual/360        0.0314%         11     Yes
------------ ------------------------------------- ------------- ---------------- --------- -------
     9       615 Chestnut Street                   Actual/360        0.0314%         11     Yes
------------ ------------------------------------- ------------- ---------------- --------- -------
    144      649 S. Burnside Ave                   Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    149      AAA Storage                           Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    13       Addison at Swift Creek Apartments     Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    69       Addison Court                         Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    159      Amberwoods Apartments                 Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    110      American Gem                          Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    96       American Harbor Self - Storage        Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    128      Baker Square Apartments               Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    94       Bellfort Plaza Apartments             Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    67       Blanco Junction Shopping Center       Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    103      Bloomfield Professional Center        Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    89       Bridgeton Crossing                    Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    166      Broadway Inn Apartments               Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    118      Bronx Apartments                      Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    145      Candle Chase Apartments               Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    22       Canyon Park Heights                   Actual/360        0.0314%         11     Yes
------------ ------------------------------------- ------------- ---------------- --------- -------
    70       Cedarfield at Churchland Apartments   Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    140      Cedargate Apartments                  Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
     6       Centerpointe Mall                     Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
     5       Centro Gran Caribe                    Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    76       Centro Norcross                       Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    30       Champlain Center South Shopping       Actual/360        0.0314%         11
             Center
------------ ------------------------------------- ------------- ---------------- --------- -------
    135      Chapel Hill Center                    Actual/360        0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
             Chehalis Gardens Apartments                             0.0814%         11
             Portfolio
------------ ------------------------------------- ------------- ---------------- --------- -------
    43C      Chehalis Manor Apartments             Actual/360        0.0814%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    43D      Kennewick Garden Court                Actual/360        0.0814%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    43A      McKinley Terrace                      Actual/360        0.0814%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    43B      Meadow Park Garden Court              Actual/360        0.0814%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
    28       Cold Spring Crossing                  Actual/360        0.0614%         11
------------ ------------------------------------- ------------- ---------------- --------- -------

------------ -------------- ------------- -------------- --------- -------- -----------
                                                                              LETTER
   LOAN       DEFEASANCE     EARTHQUAKE   ENVIRONMENTAL   GROUND    LOAN        OF
  NUMBER       (YES/NO)      INSURANCE      INSURANCE     LEASE     GROUP     CREDIT
------------ -------------- ------------- -------------- --------- -------- -----------

    157           Yes            No            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
     3            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    11            Yes           N/A            No           No        1         No

------------ -------------- ------------- -------------- --------- -------- -----------
    20            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    51            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    49            Yes           N/A            No          Yes        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
     9            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    144           No             No            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    149           Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    13            Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    69            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    159           No            N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    110           Yes            No            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    96            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    128           Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    94            Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    67            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    103           Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    89            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    166           Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    118           No            N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    145           Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    22            Yes           Yes            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    70            Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    140           No            N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
     6            Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
     5            Yes           N/A            No          Yes        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    76            Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
    30            Yes           N/A            No           No        1         No

------------ -------------- ------------- -------------- --------- -------- -----------
    135           No            N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
                  Yes            No            No           No        2         No

------------ -------------- ------------- -------------- --------- -------- -----------
    43C           Yes            No            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    43D           Yes            No            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    43A           Yes            No            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    43B           Yes            No            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
    28            Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------

                                   SCH. II-3

------------ ------------------------------------- ----------------------------------------- ------------------

LOAN NUMBER             PROPERTY NAME                              ADDRESS                         CITY
------------ ------------------------------------- ----------------------------------------- ------------------

43D          Kennewick Garden Court                955 West 5th Avenue                       Kennewick
------------ ------------------------------------- ----------------------------------------- ------------------
43A          McKinley Terrace                      807-809 East Wright Avenue                Tacoma
------------ ------------------------------------- ----------------------------------------- ------------------
43B          Meadow Park Garden Court              5712 Hannah Pierce Road West              University Place
------------ ------------------------------------- ----------------------------------------- ------------------
28           Cold Spring Crossing                  355 Crossroads Boulevard                  Cold Spring
------------ ------------------------------------- ----------------------------------------- ------------------
141          College Square Retail Center          555 and 595 College Drive                 Henderson
------------ ------------------------------------- ----------------------------------------- ------------------
46           College Towers Apartments             1800-1840 Rhodes Road                     Kent
------------ ------------------------------------- ----------------------------------------- ------------------
77           Colt Crossing Shopping Center         5179 Clinton Road                         Fayetteville
------------ ------------------------------------- ----------------------------------------- ------------------
111          Commercial Drive Plaza                4640-4666 Commercial Drive                New Hartford
------------ ------------------------------------- ----------------------------------------- ------------------
122          Concord Woods Apartments              44 Concord Woods Drive                    Milford
------------ ------------------------------------- ----------------------------------------- ------------------
155          Congress StorageMax                   4700 West Congress Street                 Lafayette
------------ ------------------------------------- ----------------------------------------- ------------------
124          Copper Country MHP                    500 North Main Street                     Globe
------------ ------------------------------------- ----------------------------------------- ------------------
102          Corinth Commons Shopping Center       7650 South Interstate 35 East             Corinth
------------ ------------------------------------- ----------------------------------------- ------------------
80           Corona Plaza Shopping Center          1312 East Ontario Avenue                  Corona
------------ ------------------------------------- ----------------------------------------- ------------------
39           Counsel Square                        7545-7627 Little Road                     New Port Richey
------------ ------------------------------------- ----------------------------------------- ------------------
38           Creekside Plaza Building C            1000 San Leandro Boulevard                San Leandro
------------ ------------------------------------- ----------------------------------------- ------------------
93           Crooked Creek Centre                  7818-7880 North Michigan Road             Indianapolis
------------ ------------------------------------- ----------------------------------------- ------------------
90           Crown Garden Apartments               7001 Hillcroft Street                     Houston
------------ ------------------------------------- ----------------------------------------- ------------------
115          Cypress on the Ridge I                740 Garden View Court                     Encinitas
------------ ------------------------------------- ----------------------------------------- ------------------
116          Cypress on the Ridge II               760 Garden View Court                     Encinitas
------------ ------------------------------------- ----------------------------------------- ------------------
71           Deerfield Tech Center                 111 Deer Lake Road                        Deerfield
------------ ------------------------------------- ----------------------------------------- ------------------
142          Dellwood Apartments                   2001 Bristol Road                         Laredo
------------ ------------------------------------- ----------------------------------------- ------------------
169          DeSoto Albertson's Shadow Retail      1308 West Beltline Road                   DeSoto
------------ ------------------------------------- ----------------------------------------- ------------------
152          Dewberry Heights Apartments           81 Overton Avenue                         Waterbury
------------ ------------------------------------- ----------------------------------------- ------------------
32           Downey Marketplace                    8610 Firestone Boulevard                  Downey
------------ ------------------------------------- ----------------------------------------- ------------------
173          Drake Apartments                      15830 Van Aken Boulevard                  Shaker Heights
------------ ------------------------------------- ----------------------------------------- ------------------
97           Dyersdale Village                     9700 Mesa Drive                           Houston
------------ ------------------------------------- ----------------------------------------- ------------------
23           Encino Atrium                         16530 Ventura Boulevard                   Encino
------------ ------------------------------------- ----------------------------------------- ------------------
54           English Hills Apartments              6701 English Hills Drive                  Charlotte
------------ ------------------------------------- ----------------------------------------- ------------------
19           Estates at Ridenour                   1575 Ridenour Parkway                     Kennesaw
------------ ------------------------------------- ----------------------------------------- ------------------
42           Fairways Plaza                        8200 South Colorado Boulevard             Centennial
------------ ------------------------------------- ----------------------------------------- ------------------
107          Fonda Place                           10315 Grand River Road                    Brighton
------------ ------------------------------------- ----------------------------------------- ------------------
174          Forest Avenue                         63-50 and 63-54 Forest Avenue             Ridgewood
------------ ------------------------------------- ----------------------------------------- ------------------
62           Four Mile Fork Shopping Center        U.S. Route 1 at Courthouse Road           Fredericksburg
------------ ------------------------------------- ----------------------------------------- ------------------
127          Four Winds Professional Building      7071 Convoy Court                         San Diego
------------ ------------------------------------- ----------------------------------------- ------------------
75           Four Worlds Apartments                8292 Four Worlds Drive                    Cincinnati
------------ ------------------------------------- ----------------------------------------- ------------------

------------ ---------- --------- ----------- ----------- -----------------
                                                  NET
                                   MORTGAGE     MORTGAGE       ORIGINAL
LOAN NUMBER    STATE      ZIP        RATE         RATE         BALANCE
------------ ---------- --------- ----------- ----------- -----------------

43D          WA         99336     5.6000%     5.5186%        $900,000.00
------------ ---------- --------- ----------- ----------- -----------------
43A          WA         98404     5.6000%     5.5186%      $4,132,000.00
------------ ---------- --------- ----------- ----------- -----------------
43B          WA         98467     5.6000%     5.5186%      $2,800,000.00
------------ ---------- --------- ----------- ----------- -----------------
28           KY         41076     5.8100%     5.7486%     $14,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
141          NV         89015     5.9500%     5.9186%      $1,750,000.00
------------ ---------- --------- ----------- ----------- -----------------
46           OH         44240     5.1900%     5.1586%      $8,650,000.00
------------ ---------- --------- ----------- ----------- -----------------
77           NC         28391     5.8500%     5.8186%      $4,680,000.00
------------ ---------- --------- ----------- ----------- -----------------
111          NY         13413     5.8000%     5.7686%      $2,650,000.00
------------ ---------- --------- ----------- ----------- -----------------
122          OH         45150     5.7300%     5.6686%      $2,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
155          LA         70506     6.3500%     6.3186%      $1,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
124          AZ         85501     5.2000%     5.1686%      $2,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
102          TX         76210     5.5700%     5.5386%      $3,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
80           CA         92881     5.0500%     5.0186%      $4,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
39           FL         34654     5.9400%     5.9086%      $9,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
38           CA         94577     5.7800%     5.7486%      $9,800,000.00
------------ ---------- --------- ----------- ----------- -----------------
93           IN         46268     6.3800%     6.3486%      $3,400,000.00
------------ ---------- --------- ----------- ----------- -----------------
90           TX         77081     5.5600%     5.5286%      $3,630,000.00
------------ ---------- --------- ----------- ----------- -----------------
115          CA         92024     5.2200%     5.1886%      $2,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
116          CA         92024     5.2200%     5.1886%      $2,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
71           IL         60015     5.0600%     5.0286%      $5,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
142          TX         78045     6.0200%     5.9886%      $1,750,000.00
------------ ---------- --------- ----------- ----------- -----------------
169          TX         75115     6.0500%     6.0186%        $820,000.00
------------ ---------- --------- ----------- ----------- -----------------
152          CT         06705     6.2900%     6.2586%      $1,480,000.00
------------ ---------- --------- ----------- ----------- -----------------
32           CA         90241     6.1900%     6.1586%     $12,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
173          OH         44120     5.7000%     5.6686%        $750,000.00
------------ ---------- --------- ----------- ----------- -----------------
97           TX         77078     5.2000%     5.1686%      $3,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
23           CA         91436     5.9800%     5.9486%     $15,600,000.00
------------ ---------- --------- ----------- ----------- -----------------
54           NC         28212     4.8700%     4.8386%      $7,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
19           GA         30152     4.5800%     4.5486%     $17,750,000.00
------------ ---------- --------- ----------- ----------- -----------------
42           CO         80122     5.7500%     5.7186%      $9,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
107          MI         48116     6.1800%     6.1486%      $2,925,000.00
------------ ---------- --------- ----------- ----------- -----------------
174          NY         11385     7.0400%     7.0086%        $550,000.00
------------ ---------- --------- ----------- ----------- -----------------
62           VA         22408     5.9500%     5.9186%      $6,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
127          CA         92111     4.6900%     4.6586%      $2,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
75           OH         45231     5.5300%     5.4686%      $4,750,000.00
------------ ---------- --------- ----------- ----------- -----------------

                                   SCH. II-4

------------ ------------------------------------- --------------------- ------------- ---------------
   LOAN                 PROPERTY NAME                    CUT-OFF          REMAINING       MATURITY
  NUMBER                                                 BALANCE             TERM           DATE
------------ ------------------------------------- --------------------- ------------- ---------------

43D          Kennewick Garden Court                     $895,544.22          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
43A          McKinley Terrace                         $4,111,543.03          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
43B          Meadow Park Garden Court                 $2,786,137.58          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
28           Cold Spring Crossing                    $14,100,000.00          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
141          College Square Retail Center             $1,741,992.77          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
46           College Towers Apartments                $8,650,000.00          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
77           Colt Crossing Shopping Center            $4,675,966.26          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
111          Commercial Drive Plaza                   $2,650,000.00          120         8/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
122          Concord Woods Apartments                 $2,193,752.94          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
155          Congress StorageMax                      $1,192,351.01          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
124          Copper Country MHP                       $2,190,382.04           80         4/11/2011
------------ ------------------------------------- --------------------- ------------- ---------------
102          Corinth Commons Shopping Center          $3,187,069.36          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
80           Corona Plaza Shopping Center             $4,300,000.00           54         2/11/2009

------------ ------------------------------------- --------------------- ------------- ---------------
39           Counsel Square                           $9,492,001.15          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
38           Creekside Plaza Building C               $9,741,357.44          114         2/11/2034
------------ ------------------------------------- --------------------- ------------- ---------------
93           Crooked Creek Centre                     $3,391,324.97           82         6/11/2011
------------ ------------------------------------- --------------------- ------------- ---------------
90           Crown Garden Apartments                  $3,596,248.77           51         11/11/2008
------------ ------------------------------------- --------------------- ------------- ---------------
115          Cypress on the Ridge I                   $2,492,038.65          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
116          Cypress on the Ridge II                  $2,489,116.33          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
71           Deerfield Tech Center                    $5,100,000.00          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
142          Dellwood Apartments                      $1,724,029.89          113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
169          DeSoto Albertson's Shadow Retail           $815,543.82          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
152          Dewberry Heights Apartments              $1,474,360.87          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
32           Downey Marketplace                      $12,000,000.00          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
173          Drake Apartments                           $747,855.62          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
97           Dyersdale Village                        $3,282,169.75           55         3/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
23           Encino Atrium                           $15,483,601.37          112         12/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
54           English Hills Apartments                 $7,158,272.21          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
19           Estates at Ridenour                     $17,750,000.00           57         5/11/2009

------------ ------------------------------------- --------------------- ------------- ---------------
42           Fairways Plaza                           $9,020,039.88          114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
107          Fonda Place                              $2,917,525.96          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
174          Forest Avenue                              $546,638.69          178         6/11/2019
------------ ------------------------------------- --------------------- ------------- ---------------
62           Four Mile Fork Shopping Center           $6,442,903.79          112         12/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
127          Four Winds Professional Building         $1,992,860.43          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
75           Four Worlds Apartments                   $4,735,883.38          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------

------------ ----------- -------------- ------------- ----------------- ------------
   LOAN         ARD        ORIGINAL      REMAINING        MONTHLY        UNITS/SF
  NUMBER        DATE     AMORTIZATION   AMORTIZATION      PAYMENT
------------ ----------- -------------- ------------- ----------------- ------------

43D                           360           355           $5,166.71            27
------------ ----------- -------------- ------------- ----------------- ------------
43A                           360           355          $23,720.94           107
------------ ----------- -------------- ------------- ----------------- ------------
43B                           360           355          $16,074.21            66
------------ ----------- -------------- ------------- ----------------- ------------
28                            360           360          $82,821.99       224,775
------------ ----------- -------------- ------------- ----------------- ------------
141                           360           355          $10,435.95         8,848
------------ ----------- -------------- ------------- ----------------- ------------
46                            348           348          $48,130.78           459
------------ ----------- -------------- ------------- ----------------- ------------
77                            360           359          $27,609.24        55,193
------------ ----------- -------------- ------------- ----------------- ------------
111                           360           360          $15,548.96        30,941
------------ ----------- -------------- ------------- ----------------- ------------
122                           360           357          $12,810.66           106
------------ ----------- -------------- ------------- ----------------- ------------
155                           300           295           $7,990.37        30,050
------------ ----------- -------------- ------------- ----------------- ------------
124                           360           356          $12,080.44        18,166
------------ ----------- -------------- ------------- ----------------- ------------
102                           360           356          $18,310.04        24,686
------------ ----------- -------------- ------------- ----------------- ------------
80                       Interest Only    Interest       $18,347.16        20,516
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
39                            360           359          $56,591.35       109,146
------------ ----------- -------------- ------------- ----------------- ------------
38           2/11/2014        360           354          $57,377.04        50,041
------------ ----------- -------------- ------------- ----------------- ------------
93                            300           298          $22,702.75        51,236
------------ ----------- -------------- ------------- ----------------- ------------
90                            360           351          $20,747.60           164
------------ ----------- -------------- ------------- ----------------- ------------
115                           360           357          $13,758.68        14,549
------------ ----------- -------------- ------------- ----------------- ------------
116                           360           356          $13,758.68        13,617
------------ ----------- -------------- ------------- ----------------- ------------
71                            360           360          $27,565.22        58,875
------------ ----------- -------------- ------------- ----------------- ------------
142                           240           233          $12,557.74           114
------------ ----------- -------------- ------------- ----------------- ------------
169                           300           296           $5,308.36         6,304
------------ ----------- -------------- ------------- ----------------- ------------
152                           300           297           $9,799.73            42
------------ ----------- -------------- ------------- ----------------- ------------
32                            360           360          $73,418.43        58,895
------------ ----------- -------------- ------------- ----------------- ------------
173                           360           357           $4,353.00            26
------------ ----------- -------------- ------------- ----------------- ------------
97                            360           355          $18,120.66           152
------------ ----------- -------------- ------------- ----------------- ------------
23                            360           352          $93,329.39       158,122
------------ ----------- -------------- ------------- ----------------- ------------
54                            360           355          $38,081.14           280
------------ ----------- -------------- ------------- ----------------- ------------
19                       Interest Only    Interest       $68,686.75           255
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
42                            300           294          $57,248.68       121,477
------------ ----------- -------------- ------------- ----------------- ------------
107                           360           357          $17,876.77        43,503
------------ ----------- -------------- ------------- ----------------- ------------
174                           180           178           $4,955.86            12
------------ ----------- -------------- ------------- ----------------- ------------
62                            336           328          $39,778.35       102,532
------------ ----------- -------------- ------------- ----------------- ------------
127                           360           357          $10,360.74        27,909
------------ ----------- -------------- ------------- ----------------- ------------
75                            360           357          $27,059.45           201
------------ ----------- -------------- ------------- ----------------- ------------

                                   SCH. II-5

------------ ------------------------------------- ------------- ---------------- ---------
                                                                  ADMINISTRATIVE
   LOAN                                               INTEREST      (TRUSTEE +       DUE
  NUMBER                PROPERTY NAME               CALCULATION  SERVICING) FEE     DATE
------------ ------------------------------------- ------------- ---------------- ---------

43D          Kennewick Garden Court                 Actual/360       0.0814%         11
------------ ------------------------------------- ------------- ---------------- ---------
43A          McKinley Terrace                       Actual/360       0.0814%         11
------------ ------------------------------------- ------------- ---------------- ---------
43B          Meadow Park Garden Court               Actual/360       0.0814%         11
------------ ------------------------------------- ------------- ---------------- ---------
28           Cold Spring Crossing                   Actual/360       0.0614%         11
------------ ------------------------------------- ------------- ---------------- ---------
141          College Square Retail Center           Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
46           College Towers Apartments              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
77           Colt Crossing Shopping Center          Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
111          Commercial Drive Plaza                 Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
122          Concord Woods Apartments               Actual/360       0.0614%         11
------------ ------------------------------------- ------------- ---------------- ---------
155          Congress StorageMax                    Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
124          Copper Country MHP                     Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
102          Corinth Commons Shopping Center        Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
80           Corona Plaza Shopping Center           Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
39           Counsel Square                         Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
38           Creekside Plaza Building C             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
93           Crooked Creek Centre                   Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
90           Crown Garden Apartments                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
115          Cypress on the Ridge I                 Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
116          Cypress on the Ridge II                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
71           Deerfield Tech Center                  Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
142          Dellwood Apartments                    Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
169          DeSoto Albertson's Shadow Retail       Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
152          Dewberry Heights Apartments            Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
32           Downey Marketplace                     Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
173          Drake Apartments                       Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
97           Dyersdale Village                      Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
23           Encino Atrium                          Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
54           English Hills Apartments               Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
19           Estates at Ridenour                    Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
42           Fairways Plaza                         Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
107          Fonda Place                            Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
174          Forest Avenue                          Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
62           Four Mile Fork Shopping Center         Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
127          Four Winds Professional Building       Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- ---------
75           Four Worlds Apartments                 Actual/360       0.0614%         11
------------ ------------------------------------- ------------- ---------------- ---------

------------ ------- -------------- ------------- -------------- --------- -------- -----------
                                                                                      LETTER
   LOAN       ARD     DEFEASANCE     EARTHQUAKE   ENVIRONMENTAL   GROUND    LOAN        OF
  NUMBER               (YES/NO)      INSURANCE      INSURANCE     LEASE     GROUP     CREDIT
------------ ------- -------------- ------------- -------------- --------- -------- -----------

43D                       Yes            No            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
43A                       Yes            No            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
43B                       Yes            No            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
28                        Yes           N/A            No           No        1        Yes
------------ ------- -------------- ------------- -------------- --------- -------- -----------
141                       Yes           N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
46                        Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
77                        Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
111                       No            N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
122                       Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
155                       Yes           N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
124                       Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
102                       Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
80                        Yes            No            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
39                        Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
38            Yes         Yes            No            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
93                        Yes           N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
90                        Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
115                       Yes            No            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
116                       Yes            No            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
71                        Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
142                       Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
169                       Yes           N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
152                       Yes           N/A            Yes          No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
32                        Yes            No            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
173                       No            N/A            Yes          No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
97                        Yes           N/A            Yes          No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
23                        Yes            No            No          Yes        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
54                        Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
19                        Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
42                        Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
107                       Yes           N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
174                       No            N/A            Yes          No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
62                        Yes           N/A            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
127                       No             No            No           No        1         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------
75                        Yes           N/A            No           No        2         No
------------ ------- -------------- ------------- -------------- --------- -------- -----------

                                   SCH. II-6

------------ ------------------------------------- ----------------------------------------- ------------------

LOAN NUMBER             PROPERTY NAME                              ADDRESS                         CITY
------------ ------------------------------------- ----------------------------------------- ------------------

15           Gwinnett Crossing Apartments          2202 West Liddell Road                    Duluth
------------ ------------------------------------- ----------------------------------------- ------------------
86           Hampton Inn Hull Street               3620 Price Club Boulevard                 Midlothian
------------ ------------------------------------- ----------------------------------------- ------------------
150          Harbour Glen Apartments               1225 10th Street North                    Texas City
------------ ------------------------------------- ----------------------------------------- ------------------
120          Hermitage Gardens Apartments          4701 Old Hickory Boulevard                Hermitage
------------ ------------------------------------- ----------------------------------------- ------------------
161          Hidden Creek MHP                      99-306 Hidden Creek Circle                Warner Robins
------------ ------------------------------------- ----------------------------------------- ------------------
88           Highpoint Village Apartments          2400 Wickersham Lane                      Austin
------------ ------------------------------------- ----------------------------------------- ------------------
52           Hillcrest Medical Center              4033 3rd Avenue                           San Diego
------------ ------------------------------------- ----------------------------------------- ------------------
92           Holiday Inn Express-Westchase         2930 West Sam Houston Parkway South       Houston
------------ ------------------------------------- ----------------------------------------- ------------------
146          Hollywood Park Market Place           3417, 3419 & 3421 West Century Boulevard  Inglewood
------------ ------------------------------------- ----------------------------------------- ------------------
64           Homestead Plaza                       1302-1344 Homestead Road North            Lehigh Acres
------------ ------------------------------------- ----------------------------------------- ------------------
34           Idaho Terrace Apartments              3040 Idaho Avenue Northwest               Washington
------------ ------------------------------------- ----------------------------------------- ------------------
133          Johnson Building                      810 1st Street South                      Hopkins
------------ ------------------------------------- ----------------------------------------- ------------------
138          Lahser Medical I                      27177 Lahser Road                         Southfield
------------ ------------------------------------- ----------------------------------------- ------------------
113          Lake Jackson Shopping Center          117 Highway 332 West                      Lake Jackson
------------ ------------------------------------- ----------------------------------------- ------------------
73           Lakeshore Crossing Apartments         101 Lakeshore Drive                       Atlanta
------------ ------------------------------------- ----------------------------------------- ------------------
12           Lakewood Square                       5021-5195 Lakewood Boulevard and          Lakewood
                                                   3950-4091 Hardwick Street
------------ ------------------------------------- ----------------------------------------- ------------------
             Lehigh Industrial Portfolio
------------ ------------------------------------- ----------------------------------------- ------------------
79A          2440 Brodhead Road (LBC)              2440 Brodhead Road                        Bethlehem
------------ ------------------------------------- ----------------------------------------- ------------------
79B          3000 Emrick Blvd. (BBC)               3000 Emrick Boulevard                     Bethlehem
------------ ------------------------------------- ----------------------------------------- ------------------
31           Lighthouse Pointe Apartments          3350 Wedgewood Drive Northeast            Palm Bay
------------ ------------------------------------- ----------------------------------------- ------------------
37           Linden Park                           4550 New Linden Hill Road                 Stanton
------------ ------------------------------------- ----------------------------------------- ------------------
154          Little Village Apartments             95 -101 Lee Street                        Buckner
------------ ------------------------------------- ----------------------------------------- ------------------
139          Los Arboles MHP                       17200 South La Villita Road               Sahuarita
------------ ------------------------------------- ----------------------------------------- ------------------
16           Mall at Shelter Cove                  24 Shelter Cove Lane                      Hilton Head
                                                                                             Island
------------ ------------------------------------- ----------------------------------------- ------------------
123          Mansfield Retail Center               2150-2172 Walker Lake Road                Ontario
------------ ------------------------------------- ----------------------------------------- ------------------
147          MCM Building                          10720 Bradford Road                       Littleton
------------ ------------------------------------- ----------------------------------------- ------------------
164          Meadow Wood Apartments                122 Route 385                             Catskill
------------ ------------------------------------- ----------------------------------------- ------------------
60           Meadows at Shadow Ridge               1640-1691 Shadow Ridge Court              Belleville
------------ ------------------------------------- ----------------------------------------- ------------------
27           Merchant Square                       7100 GA Highway 85                        Riverdale
------------ ------------------------------------- ----------------------------------------- ------------------
160          Miccosukee Arms Apartments            1839 Miccosukee Road                      Tallahassee
------------ ------------------------------------- ----------------------------------------- ------------------
40           Millennium I                          20 Ash Street                             Conshohocken
------------ ------------------------------------- ----------------------------------------- ------------------
108          MJ Crossing                           1418 North Town East Boulevard            Mesquite
------------ ------------------------------------- ----------------------------------------- ------------------
168          Mobile Lodge                          619 Whitfield Street                      Lecompton
------------ ------------------------------------- ----------------------------------------- ------------------
167          Monterey Square Apts                  3764 North Nicklas Avenue                 Oklahoma City
------------ ------------------------------------- ----------------------------------------- ------------------
125          Murray Hill Apartments                819 Lane Drive                            Rosenberg
------------ ------------------------------------- ----------------------------------------- ------------------

------------ ---------- --------- ----------- ----------- -----------------
                                                 NET
                                   MORTGAGE    MORTGAGE       ORIGINAL
LOAN NUMBER    STATE      ZIP        RATE        RATE         BALANCE
------------ ---------- --------- ----------- ----------- -----------------

15              GA       30096     5.1800%     5.1486%     $24,850,000.00
------------ ---------- --------- ----------- ----------- -----------------
86              VA       23112     6.3500%     6.3186%      $4,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
150             TX       77592     6.1400%     6.1086%      $1,535,500.00
------------ ---------- --------- ----------- ----------- -----------------
120             TN       37138     4.8400%     4.8086%      $2,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
161             GA       31088     6.2400%     6.2086%      $1,030,000.00
------------ ---------- --------- ----------- ----------- -----------------
88              TX       78741     5.7700%     5.7386%      $3,900,000.00
------------ ---------- --------- ----------- ----------- -----------------
52              CA       92103     4.7600%     4.7286%      $7,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
92              TX       77042     7.2000%     7.1686%      $3,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
146             CA       90303     5.1800%     5.1486%      $1,650,000.00
------------ ---------- --------- ----------- ----------- -----------------
64              FL       33936     6.2000%     6.1686%      $5,925,000.00
------------ ---------- --------- ----------- ----------- -----------------
34              DC       20016     5.4700%     5.4386%     $10,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
133             MN       55343     5.9500%     5.9186%      $1,950,000.00
------------ ---------- --------- ----------- ----------- -----------------
138             MI       48034     5.7700%     5.7386%      $1,850,000.00
------------ ---------- --------- ----------- ----------- -----------------
113             TX       77566     5.2900%     5.2586%      $2,600,000.00
------------ ---------- --------- ----------- ----------- -----------------
73              GA       30324     5.7400%     5.7086%      $5,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
12              CA       90712     5.2800%     5.2486%     $30,350,000.00

------------ ---------- --------- ----------- ----------- -----------------
                                   5.9200%     5.8886%      $4,350,000.00
------------ ---------- --------- ----------- ----------- -----------------
79A             PA       18020     5.9200%     5.8886%      $2,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
79B             PA       18020     5.9200%     5.8886%      $2,050,000.00
------------ ---------- --------- ----------- ----------- -----------------
31              FL       32905     6.1800%     6.1486%     $13,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
37              DE       19808     6.3700%     6.3386%      $9,900,000.00
------------ ---------- --------- ----------- ----------- -----------------
154             MO       64016     5.8000%     5.7686%      $1,320,000.00
------------ ---------- --------- ----------- ----------- -----------------
139             AZ       85629     5.6400%     5.6086%      $1,800,000.00
------------ ---------- --------- ----------- ----------- -----------------
16              SC       29928     6.0300%     5.9986%     $22,500,000.00

------------ ---------- --------- ----------- ----------- -----------------
123             OH       44862     5.4000%     5.3686%      $2,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
147             CO       80127     5.8700%     5.8386%      $1,640,000.00
------------ ---------- --------- ----------- ----------- -----------------
164             NY       12414     5.8200%     5.7886%        $880,000.00
------------ ---------- --------- ----------- ----------- -----------------
60              IL       62221     6.0700%     6.0386%      $3,250,000.00
------------ ---------- --------- ----------- ----------- -----------------
27              GA       30274     5.8000%     5.7686%     $14,240,000.00
------------ ---------- --------- ----------- ----------- -----------------
160             FL       32308     6.4400%     6.4086%      $1,040,000.00
------------ ---------- --------- ----------- ----------- -----------------
40              PA       19428     6.2100%     6.1786%      $9,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
108             TX       75150     5.8400%     5.8086%      $2,930,000.00
------------ ---------- --------- ----------- ----------- -----------------
168             KS       66050     6.1500%     6.1186%        $820,000.00
------------ ---------- --------- ----------- ----------- -----------------
167             OK       73122     6.0500%     6.0186%        $824,000.00
------------ ---------- --------- ----------- ----------- -----------------
125             TX       77471     5.6600%     5.6286%      $2,104,000.00
------------ ---------- --------- ----------- ----------- -----------------

                                   SCH. II-7

------------ ------------------------------------- --------------------- ------------- ---------------
   LOAN                                                  CUT-OFF          REMAINING       MATURITY
  NUMBER                PROPERTY NAME                    BALANCE             TERM           DATE
------------ ------------------------------------- --------------------- ------------- ---------------

15           Gwinnett Crossing Apartments              $24,740,903.79        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
86           Hampton Inn Hull Street                    $3,989,739.85        118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
150          Harbour Glen Apartments                    $1,532,777.78         58         6/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
120          Hermitage Gardens Apartments               $2,292,046.82        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
161          Hidden Creek MHP                           $1,028,214.89        118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
88           Highpoint Village Apartments               $3,876,614.23        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
52           Hillcrest Medical Center                   $7,274,323.77         57         5/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
92           Holiday Inn Express-Westchase              $3,487,544.89        118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
146          Hollywood Park Market Place                $1,642,756.21        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
64           Homestead Plaza                            $5,876,646.14        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
34           Idaho Terrace Apartments                  $10,224,269.15        113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
133          Johnson Building                           $1,938,737.25        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
138          Lahser Medical I                           $1,842,842.23        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
113          Lake Jackson Shopping Center               $2,591,847.13        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
73           Lakeshore Crossing Apartments              $4,969,831.59        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
12           Lakewood Square                           $30,350,000.00        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
             Lehigh Industrial Portfolio                $4,329,959.58        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
79A          2440 Brodhead Road (LBC)                   $2,289,403.92        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
79B          3000 Emrick Blvd. (BBC)                    $2,040,555.66        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
31           Lighthouse Pointe Apartments              $12,989,729.34        119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
37           Linden Park                                $9,822,730.38        111         11/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
154          Little Village Apartments                  $1,312,512.49        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
139          Los Arboles MHP                            $1,788,913.22        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
16           Mall at Shelter Cove                      $22,500,000.00        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
123          Mansfield Retail Center                    $2,190,780.38        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
147          MCM Building                               $1,632,052.72        110         10/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
164          Meadow Wood Apartments                       $877,524.88         58         6/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
60           Meadows at Shadow Ridge                    $3,231,696.03        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
27           Merchant Square                           $14,200,211.52        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
160          Miccosukee Arms Apartments                 $1,037,374.52        118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
40           Millennium I                               $9,459,067.74        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
108          MJ Crossing                                $2,913,492.90         80         4/11/2011
------------ ------------------------------------- --------------------- ------------- ---------------
168          Mobile Lodge                                 $816,794.80         81         5/11/2011
------------ ------------------------------------- --------------------- ------------- ---------------
167          Monterey Square Apts                         $818,459.09        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
125          Murray Hill Apartments                     $2,091,778.58         56         4/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------

------------ ----------- -------------- ------------- ----------------- ------------
   LOAN         ARD        ORIGINAL      REMAINING        MONTHLY
  NUMBER        DATE     AMORTIZATION   AMORTIZATION      PAYMENT        UNITS/SF
------------ ----------- -------------- ------------- ----------------- ------------

15                            360           356          $136,147.20         574
------------ ----------- -------------- ------------- ----------------- ------------
86                            300           298           $26,634.57          68
------------ ----------- -------------- ------------- ----------------- ------------
150                           360           358            $9,344.76          63
------------ ----------- -------------- ------------- ----------------- ------------
120                           360           357           $12,122.97          73
------------ ----------- -------------- ------------- ----------------- ------------
161                           360           358            $6,335.19         128
------------ ----------- -------------- ------------- ----------------- ------------
88                            360           354           $22,808.92         168
------------ ----------- -------------- ------------- ----------------- ------------
52                            360           357           $38,124.27      31,570
------------ ----------- -------------- ------------- ----------------- ------------
92                            240           238           $27,557.23          82
------------ ----------- -------------- ------------- ----------------- ------------
146                           360           356            $9,039.95       6,500
------------ ----------- -------------- ------------- ----------------- ------------
64                            300           294           $38,902.49      86,751
------------ ----------- -------------- ------------- ----------------- ------------
34                            360           353           $58,288.54         204
------------ ----------- -------------- ------------- ----------------- ------------
133                           360           354           $11,628.62      62,718
------------ ----------- -------------- ------------- ----------------- ------------
138                           360           356           $10,819.61      20,162
------------ ----------- -------------- ------------- ----------------- ------------
113                           360           357           $14,421.78      28,560
------------ ----------- -------------- ------------- ----------------- ------------
73                            360           354           $29,146.89         148
------------ ----------- -------------- ------------- ----------------- ------------
12                            336           336          $173,145.87     187,604
------------ ----------- -------------- ------------- ----------------- ------------
                              360           355
------------ ----------- -------------- ------------- ----------------- ------------
79A                           360           355           $13,671.59      40,500
------------ ----------- -------------- ------------- ----------------- ------------
79B                           360           355           $12,185.54      37,740
------------ ----------- -------------- ------------- ----------------- ------------
31                            360           359           $79,452.33         270
------------ ----------- -------------- ------------- ----------------- ------------
37                            360           351           $61,730.75     105,066
------------ ----------- -------------- ------------- ----------------- ------------
154                           300           296            $8,344.13          42
------------ ----------- -------------- ------------- ----------------- ------------
139                           360           354           $10,378.87         101
------------ ----------- -------------- ------------- ----------------- ------------
16                            336           336          $138,828.86     255,881
------------ ----------- -------------- ------------- ----------------- ------------
123                           360           356           $12,353.68      16,269
------------ ----------- -------------- ------------- ----------------- ------------
147                           354           349            $9,756.45      26,840
------------ ----------- -------------- ------------- ----------------- ------------
164                           300           298            $5,573.42          37
------------ ----------- -------------- ------------- ----------------- ------------
60                            360           354           $19,631.90          80
------------ ----------- -------------- ------------- ----------------- ------------
27                            360           357           $83,553.63     125,134
------------ ----------- -------------- ------------- ----------------- ------------
160                           300           298            $6,983.21          31
------------ ----------- -------------- ------------- ----------------- ------------
40                            360           355           $58,246.21      54,215
------------ ----------- -------------- ------------- ----------------- ------------
108                           300           296           $18,592.50      49,125
------------ ----------- -------------- ------------- ----------------- ------------
168                           300           297            $5,358.71          55
------------ ----------- -------------- ------------- ----------------- ------------
167                           300           295            $5,334.26          40
------------ ----------- -------------- ------------- ----------------- ------------
125                           300           296           $13,122.21          80
------------ ----------- -------------- ------------- ----------------- ------------

                                   SCH. II-8

------------ ------------------------------------- ------------- ---------------- -------- --------
                                                                 ADMINISTRATIVE
   LOAN                                              INTEREST      (TRUSTEE +       DUE
  NUMBER                PROPERTY NAME              CALCULATION   SERVICING) FEE    DATE      ARD
------------ ------------------------------------- ------------- ---------------- -------- --------

15           Gwinnett Crossing Apartments           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
86           Hampton Inn Hull Street                Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
150          Harbour Glen Apartments                Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
120          Hermitage Gardens Apartments           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
161          Hidden Creek MHP                       Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
88           Highpoint Village Apartments           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
52           Hillcrest Medical Center               Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
92           Holiday Inn Express-Westchase          Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
146          Hollywood Park Market Place            Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
64           Homestead Plaza                        Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
34           Idaho Terrace Apartments               Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
133          Johnson Building                       Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
138          Lahser Medical I                       Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
113          Lake Jackson Shopping Center           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
73           Lakeshore Crossing Apartments          Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
12           Lakewood Square                        Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
             Lehigh Industrial Portfolio                             0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
79A          2440 Brodhead Road (LBC)               Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
79B          3000 Emrick Blvd. (BBC)                Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
31           Lighthouse Pointe Apartments           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
37           Linden Park                            Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
154          Little Village Apartments              Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
139          Los Arboles MHP                        Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
16           Mall at Shelter Cove                   Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
123          Mansfield Retail Center                Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
147          MCM Building                           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
164          Meadow Wood Apartments                 Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
60           Meadows at Shadow Ridge                Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
27           Merchant Square                        Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
160          Miccosukee Arms Apartments             Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
40           Millennium I                           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
108          MJ Crossing                            Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
168          Mobile Lodge                           Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
167          Monterey Square Apts                   Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------
125          Murray Hill Apartments                 Actual/360       0.0314%        11
------------ ------------------------------------- ------------- ---------------- -------- --------

------------ -------------- ------------- -------------- --------- -------- -----------
                                                                              LETTER
   LOAN       DEFEASANCE     EARTHQUAKE   ENVIRONMENTAL   GROUND    LOAN        OF
  NUMBER       (YES/NO)      INSURANCE      INSURANCE     LEASE     GROUP     CREDIT
------------ -------------- ------------- -------------- --------- -------- -----------

15                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
86                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
150               Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
120               Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
161               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
88                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
52                Yes            No            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
92                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
146               Yes            No            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
64                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
34                Yes           N/A            No          Yes        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
133               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
138               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
113               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
73                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
12                Yes            No            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
                  Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
79A               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
79B               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
31                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
37                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
154               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
139               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
16                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
123               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
147               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
164               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
60                Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
27                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
160               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
40                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
108               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
168               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
167               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
125               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------

                                    SCH. II-9

#4
------------ ------------------------------------- ----------------------------------------- ------------------

LOAN NUMBER  PROPERTY NAME                         ADDRESS                                   CITY
------------ ------------------------------------- ----------------------------------------- ------------------

             NH Portfolio
------------ ------------------------------------- ----------------------------------------- ------------------
129B         Abbott Street Apartments              17-21 Abbott Street                       Nashua
------------ ------------------------------------- ----------------------------------------- ------------------
129A         Hillcrest Apartments                  469 Old Candia Road                       Candia
------------ ------------------------------------- ----------------------------------------- ------------------
129C         Wyman Street Apartments               10 Wyman Street                           Derry
------------ ------------------------------------- ----------------------------------------- ------------------
137          North Richland Hills Retail           8412 Davis Boulevard                      North Richland
                                                                                             Hills
------------ ------------------------------------- ----------------------------------------- ------------------
             Northridge Shopping Center            8329 Roswell Road                         Atlanta
------------ ------------------------------------- ----------------------------------------- ------------------
58           Private Mini / Nueve Self Storage
             Portfolio
------------ ------------------------------------- ----------------------------------------- ------------------
8G           Conroe Self Storage                   1450 South Interstate 45                  Conroe
------------ ------------------------------------- ----------------------------------------- ------------------
8D           Jersey Village Self Storage           18106 Northwest Freeway                   Jersey Village
------------ ------------------------------------- ----------------------------------------- ------------------
8I           Kuykendahl Self Storage               15340 Kuykendahl Drive                    Houston
------------ ------------------------------------- ----------------------------------------- ------------------
8C           Lemmon Self Storage                   2320 North Central Expressway             Dallas
------------ ------------------------------------- ----------------------------------------- ------------------
8E           Plano Parkway Self Storage            5920 West Plano Parkway                   Plano
------------ ------------------------------------- ----------------------------------------- ------------------
8B           Pressler Self Storage                 1321 West Fifth Street                    Austin
------------ ------------------------------------- ----------------------------------------- ------------------
8A           San Felipe Self Storage               5854 and 5856 San Felipe Street           Houston
------------ ------------------------------------- ----------------------------------------- ------------------
8H           Starcrest Self Storage                1938 Northeast Loop 410                   San Antonio
------------ ------------------------------------- ----------------------------------------- ------------------
8F           West Little York Self Storage         6400 West Little York Road                Houston
------------ ------------------------------------- ----------------------------------------- ------------------
148          Oak Grove Apartments                  2201/2203 South Mitchell and              Oak Grove
                                                   817 Southeast 11th Street
------------ ------------------------------------- ----------------------------------------- ------------------
61           Oaks of Dutch Hollow                  5787 Brett Michael Lane                   Belleville
------------ ------------------------------------- ----------------------------------------- ------------------
109          Oakwood Terrace Apartments            917 Coury Road                            Everman
------------ ------------------------------------- ----------------------------------------- ------------------
35           One & Two River Crossing              100 West Elm and One First Avenue         Conshohocken
------------ ------------------------------------- ----------------------------------------- ------------------
63           One Crown Center                      1895 Phoenix Boulevard                    College Park
------------ ------------------------------------- ----------------------------------------- ------------------
1            One Park Avenue                       One Park Ave                              New York
------------ ------------------------------------- ----------------------------------------- ------------------
81           One Paseo Plaza - East Building       74-245 Highway 111                        Palm Desert
------------ ------------------------------------- ----------------------------------------- ------------------
2            Pacific Design Center                 8687 Melrose Avenue                       West Hollywood
------------ ------------------------------------- ----------------------------------------- ------------------
59           Parkland Town Center                  6700 Parkside Drive                       Parkland
------------ ------------------------------------- ----------------------------------------- ------------------
151          Parkview Terrace Apartments           602 East 13th Street                      Mishawaka
------------ ------------------------------------- ----------------------------------------- ------------------
112          Parkway Shops                         2458-2486 Old Fort Parkway                Murfreesboro
------------ ------------------------------------- ----------------------------------------- ------------------
132          Peaksview Shopping Center             1525 Longwood Avenue                      Bedford
------------ ------------------------------------- ----------------------------------------- ------------------
171          Prairie Village of Altoona            500 5th Avenue Southwest                  Altoona
------------ ------------------------------------- ----------------------------------------- ------------------
126          Qwik-Stor Self Storage                1213 North King Street                    Hampton
------------ ------------------------------------- ----------------------------------------- ------------------
163          Randall Center                        4880 Northfield Road                      North Randall
------------ ------------------------------------- ----------------------------------------- ------------------
153          Riverside Retail Center               7120 Indiana Avenue                       Riverside
------------ ------------------------------------- ----------------------------------------- ------------------
104          Rock Springs Retail Center            1910-1936 Rock Springs Drive              Las Vegas
------------ ------------------------------------- ----------------------------------------- ------------------
53           Royal Oaks Apartments                 5320 Northwest 27th Street                Lauderhill
------------ ------------------------------------- ----------------------------------------- ------------------
119          Sawtelle @ La Grange Retail Center    2000-2012 Sawtelle Boulevard and          Los Angeles
                                                   1270 La Grange Avenue
------------ ------------------------------------- ----------------------------------------- ------------------

#4
------------ ---------- --------- ----------- ----------- -----------------
                                              NET
                                  MORTGAGE    MORTGAGE        ORIGINAL
LOAN NUMBER  STATE      ZIP       RATE        RATE            BALANCE
------------ ---------- --------- ----------- ----------- -----------------

                                   5.9200%     5.8886%      $2,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
129B            NH       03064     5.9200%     5.8886%        $365,591.40
------------ ---------- --------- ----------- ----------- -----------------
129A            NH       03034     5.9200%     5.8886%      $1,311,828.00
------------ ---------- --------- ----------- ----------- -----------------
129C            NH       03038     5.9200%     5.8886%        $322,580.60
------------ ---------- --------- ----------- ----------- -----------------
137             TX       76180     6.1200%     6.0886%      $1,875,000.00

------------ ---------- --------- ----------- ----------- -----------------
                GA       30350     4.8600%     4.8286%      $6,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
58                                 5.9300%     5.8986%     $40,000,000.00

------------ ---------- --------- ----------- ----------- -----------------
8G              TX       77304     5.9300%     5.8986%      $3,059,200.00
------------ ---------- --------- ----------- ----------- -----------------
8D              TX       77065     5.9300%     5.8986%      $4,897,100.00
------------ ---------- --------- ----------- ----------- -----------------
8I              TX       77090     5.9300%     5.8986%      $1,276,500.00
------------ ---------- --------- ----------- ----------- -----------------
8C              TX       75204     5.9300%     5.8986%      $5,280,000.00
------------ ---------- --------- ----------- ----------- -----------------
8E              TX       75093     5.9300%     5.8986%      $4,560,000.00
------------ ---------- --------- ----------- ----------- -----------------
8B              TX       78703     5.9300%     5.8986%      $6,880,000.00
------------ ---------- --------- ----------- ----------- -----------------
8A              TX       77057     5.9300%     5.8986%      $8,015,900.00
------------ ---------- --------- ----------- ----------- -----------------
8H              TX       78217     5.9300%     5.8986%      $2,856,700.00
------------ ---------- --------- ----------- ----------- -----------------
8F              TX       77091     5.9300%     5.8986%      $3,174,600.00
------------ ---------- --------- ----------- ----------- -----------------
148             MO       64075     5.5600%     5.5286%      $1,620,000.00

------------ ---------- --------- ----------- ----------- -----------------
61              IL       62223     6.0700%     6.0386%      $3,250,000.00
------------ ---------- --------- ----------- ----------- -----------------
109             TX       76140     6.1500%     6.1186%      $2,700,000.00
------------ ---------- --------- ----------- ----------- -----------------
35              PA       19428     5.8400%     5.8086%     $10,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
63              GA       30349     5.1900%     5.1586%      $6,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
1               NY       10016     5.1359%     5.1045%    $154,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
81              CA       92260     5.8500%     5.8186%      $4,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
2               CA       90069     6.4610%     6.4296%    $150,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
59              FL       33067     6.2500%     6.2186%      $6,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
151             IN       46544     6.0000%     5.9686%      $1,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
112             TN       37128     5.4000%     5.3686%      $2,640,000.00
------------ ---------- --------- ----------- ----------- -----------------
132             VA       24523     5.9000%     5.8686%      $2,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
171             IA       50009     5.8200%     5.7886%        $800,000.00
------------ ---------- --------- ----------- ----------- -----------------
126             VA       23669     6.1500%     6.1186%      $2,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
163             OH       44128     5.3500%     5.3186%        $950,000.00
------------ ---------- --------- ----------- ----------- -----------------
153             CA       92504     6.0100%     5.9786%      $1,450,000.00
------------ ---------- --------- ----------- ----------- -----------------
104             NV       89128     5.2800%     5.2486%      $3,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
53              FL       33313     5.3100%     5.2786%      $7,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
119             CA       90025     5.9500%     5.9186%      $2,300,000.00

------------ ---------- --------- ----------- ----------- -----------------

                                   SCH. II-10

------------ ------------------------------------- --------------------- ------------- ---------------
   LOAN                                                  CUT-OFF          REMAINING       MATURITY
  NUMBER                PROPERTY NAME                    BALANCE             TERM           DATE
------------ ------------------------------------- --------------------- ------------- ---------------

             NH Portfolio                             $1,988,885.49          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
129B         Abbott Street Apartments                   $363,559.73          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
129A         Hillcrest Apartments                     $1,304,537.81          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
129C         Wyman Street Apartments                    $320,787.95          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
137          North Richland Hills Retail              $1,864,550.93          114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
             Northridge Shopping Center               $6,492,863.12          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
58           Private Mini / Nueve Self Storage       $40,000,000.00          119         7/11/2014
             Portfolio
------------ ------------------------------------- --------------------- ------------- ---------------
8G           Conroe Self Storage                      $3,059,200.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8D           Jersey Village Self Storage              $4,897,100.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8I           Kuykendahl Self Storage                  $1,276,500.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8C           Lemmon Self Storage                      $5,280,000.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8E           Plano Parkway Self Storage               $4,560,000.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8B           Pressler Self Storage                    $6,880,000.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8A           San Felipe Self Storage                  $8,015,900.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8H           Starcrest Self Storage                   $2,856,700.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
8F           West Little York Self Storage            $3,174,600.00          119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
148          Oak Grove Apartments                     $1,610,430.08          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
61           Oaks of Dutch Hollow                     $3,231,696.03          114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
109          Oakwood Terrace Apartments               $2,689,446.26           57         5/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
35           One & Two River Crossing                 $9,940,901.30          114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
63           One Crown Center                         $6,046,088.57           52         12/11/2008
------------ ------------------------------------- --------------------- ------------- ---------------
1            One Park Avenue                        $154,000,000.00          117         5/11/2034

------------ ------------------------------------- --------------------- ------------- ---------------
81           One Paseo Plaza - East Building          $4,288,123.60          117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
2            Pacific Design Center                  $150,000,000.00          119         7/11/2034
------------ ------------------------------------- --------------------- ------------- ---------------
59           Parkland Town Center                     $6,488,760.37          118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
151          Parkview Terrace Apartments              $1,493,214.83          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
112          Parkway Shops                            $2,626,341.11          115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
132          Peaksview Shopping Center                $1,980,169.35          113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
171          Prairie Village of Altoona                 $793,050.14          114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
126          Qwik-Stor Self Storage                   $2,088,783.73          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
163          Randall Center                             $947,106.96          118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
153          Riverside Retail Center                  $1,444,187.00           57         5/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
104          Rock Springs Retail Center               $3,086,673.86          116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
53           Royal Oaks Apartments                    $7,184,691.34          118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
119          Sawtelle @ La Grange Retail Center       $2,293,673.92          118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------

------------ ----------- -------------- ------------- ----------------- ------------
   LOAN         ARD        ORIGINAL      REMAINING        MONTHLY        UNITS/SF
  NUMBER        DATE     AMORTIZATION   AMORTIZATION      PAYMENT
------------ ----------- -------------- ------------- ----------------- ------------

                              300           296
------------ ----------- -------------- ------------- ----------------- ------------
129B                          300           296           $2,337.66            9
------------ ----------- -------------- ------------- ----------------- ------------
129A                          300           296           $8,388.10           26
------------ ----------- -------------- ------------- ----------------- ------------
129C                          300           296           $2,062.64            8
------------ ----------- -------------- ------------- ----------------- ------------
137                           360           354          $11,386.64       13,065
------------ ----------- -------------- ------------- ----------------- ------------
                              360           359          $34,339.38       75,199
------------ ----------- -------------- ------------- ----------------- ------------
58                            360           360

------------ ----------- -------------- ------------- ----------------- ------------
8G                            360           360          $18,204.00       68,287
------------ ----------- -------------- ------------- ----------------- ------------
8D                            360           360          $29,140.56      161,946
------------ ----------- -------------- ------------- ----------------- ------------
8I                            360           360           $7,595.91       42,104
------------ ----------- -------------- ------------- ----------------- ------------
8C                            360           360          $31,419.04       69,023
------------ ----------- -------------- ------------- ----------------- ------------
8E                            360           360          $27,134.62       63,605
------------ ----------- -------------- ------------- ----------------- ------------
8B                            360           360          $40,939.96       63,944
------------ ----------- -------------- ------------- ----------------- ------------
8A                            360           360          $47,699.22       59,625
------------ ----------- -------------- ------------- ----------------- ------------
8H                            360           360          $16,999.01       57,164
------------ ----------- -------------- ------------- ----------------- ------------
8F                            360           360          $18,890.69       69,935
------------ ----------- -------------- ------------- ----------------- ------------
148                           300           296          $10,006.35           39
------------ ----------- -------------- ------------- ----------------- ------------
61                            360           354          $19,631.90           77
------------ ----------- -------------- ------------- ----------------- ------------
109                           300           297          $17,644.54          144
------------ ----------- -------------- ------------- ----------------- ------------
35                            360           354          $58,930.27       79,091
------------ ----------- -------------- ------------- ----------------- ------------
63                            360           352          $33,458.09       96,836
------------ ----------- -------------- ------------- ----------------- ------------
1            5/11/2014   Interest Only    Interest      $668,261.43      926,453
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
81                            360           357          $25,367.46       22,814
------------ ----------- -------------- ------------- ----------------- ------------
2            7/11/2014        336           336         $966,754.32      961,814
------------ ----------- -------------- ------------- ----------------- ------------
59                            360           358          $40,021.62       34,876
------------ ----------- -------------- ------------- ----------------- ------------
151                           360           355           $8,993.26          108
------------ ----------- -------------- ------------- ----------------- ------------
112                           360           355          $14,824.41       18,600
------------ ----------- -------------- ------------- ----------------- ------------
132                           300           293          $12,764.05       47,454
------------ ----------- -------------- ------------- ----------------- ------------
171                           300           294           $5,066.75           36
------------ ----------- -------------- ------------- ----------------- ------------
126                           300           296          $13,723.53       46,025
------------ ----------- -------------- ------------- ----------------- ------------
163                           300           298           $5,749.04       10,471
------------ ----------- -------------- ------------- ----------------- ------------
153                           300           297           $9,351.24       14,056
------------ ----------- -------------- ------------- ----------------- ------------
104                           360           356          $17,175.96       25,917
------------ ----------- -------------- ------------- ----------------- ------------
53                            360           358          $40,026.66          180
------------ ----------- -------------- ------------- ----------------- ------------
119                           300           298          $14,748.71        9,465
------------ ----------- -------------- ------------- ----------------- ------------

                                   SCH. II-11

------------ ------------------------------------- ------------- ---------------- --------- -------
                                                                 ADMINISTRATIVE
   LOAN                                              INTEREST      (TRUSTEE +       DUE
  NUMBER                PROPERTY NAME              CALCULATION   SERVICING) FEE     DATE     ARD
------------ ------------------------------------- ------------- ---------------- --------- -------

             NH Portfolio                                            0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
129B         Abbott Street Apartments               Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
129A         Hillcrest Apartments                   Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
129C         Wyman Street Apartments                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
137          North Richland Hills Retail            Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
             Northridge Shopping Center             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
58           Private Mini / Nueve Self Storage                       0.0314%         11
             Portfolio
------------ ------------------------------------- ------------- ---------------- --------- -------
8G           Conroe Self Storage                    Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8D           Jersey Village Self Storage            Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8I           Kuykendahl Self Storage                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8C           Lemmon Self Storage                    Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8E           Plano Parkway Self Storage             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8B           Pressler Self Storage                  Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8A           San Felipe Self Storage                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8H           Starcrest Self Storage                 Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
8F           West Little York Self Storage          Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
148          Oak Grove Apartments                   Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
61           Oaks of Dutch Hollow                   Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
109          Oakwood Terrace Apartments             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
35           One & Two River Crossing               Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
63           One Crown Center                       Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
1            One Park Avenue                        Actual/360       0.0314%         11      Yes
------------ ------------------------------------- ------------- ---------------- --------- -------
81           One Paseo Plaza - East Building        Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
2            Pacific Design Center                  Actual/360       0.0314%         11      Yes
------------ ------------------------------------- ------------- ---------------- --------- -------
59           Parkland Town Center                   Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
151          Parkview Terrace Apartments            Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
112          Parkway Shops                          Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
132          Peaksview Shopping Center              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
171          Prairie Village of Altoona             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
126          Qwik-Stor Self Storage                 Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
163          Randall Center                         Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
153          Riverside Retail Center                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
104          Rock Springs Retail Center             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
53           Royal Oaks Apartments                  Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
119          Sawtelle @ La Grange Retail Center     Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------

------------ -------------- ------------- -------------- --------- -------- -----------
                                                                              LETTER
   LOAN       DEFEASANCE     EARTHQUAKE   ENVIRONMENTAL   GROUND    LOAN        OF
  NUMBER       (YES/NO)      INSURANCE      INSURANCE     LEASE     GROUP     CREDIT
------------ -------------- ------------- -------------- --------- -------- -----------

                  Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
129B              Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
129A              Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
129C              Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
137               Yes           N/A            Yes          No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
                  Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
58                Yes           N/A            No           No        1         No

------------ -------------- ------------- -------------- --------- -------- -----------
8G                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8D                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8I                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8C                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8E                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8B                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8A                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8H                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
8F                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
148               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
61                Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
109               No            N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
35                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
63                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
1                 Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
81                Yes            No            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
2                 Yes           Yes            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
59                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
151               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
112               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
132               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
171               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
126               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
163               No            N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
153               Yes            No            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
104               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
53                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
119               No             No            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------

                                   SCH. II-12

------------ ------------------------------------- ----------------------------------------- ------------------

LOAN NUMBER  PROPERTY NAME                         ADDRESS                                   CITY
------------ ------------------------------------- ----------------------------------------- ------------------

68           Sequoia Bend Apartments               601 Brown Trail                           Hurst
------------ ------------------------------------- ----------------------------------------- ------------------
162          Shamrock Mobile Home Park             1883 Electric Avenue                      Lackawanna
------------ ------------------------------------- ----------------------------------------- ------------------
101          Shea Corporate Medical Office         7032 - 7054 East Cochise Road             Scottsdale
------------ ------------------------------------- ----------------------------------------- ------------------
45           Shelby Creek Shopping Center          8480-8630 26 Mile Road                    Shelby Township
------------ ------------------------------------- ----------------------------------------- ------------------
105          Sierra Pacific MHP                    5201 East Highway 95                      Yuma
------------ ------------------------------------- ----------------------------------------- ------------------
131          Siesta MHP                            503 Uhland Road                           San Marcos
------------ ------------------------------------- ----------------------------------------- ------------------
134          Silverlake Professional Building      2225 County Road 90                       Pearland
------------ ------------------------------------- ----------------------------------------- ------------------
66           Silverlake Shopping Center            3000 County Road 94                       Pearland
------------ ------------------------------------- ----------------------------------------- ------------------
36           Southpark Shopping Center             1900 - 2002 East Southeast Loop 323       Tyler
------------ ------------------------------------- ----------------------------------------- ------------------
41           Springfield West Apts                 9500 Brightway Court                      Richmond
------------ ------------------------------------- ----------------------------------------- ------------------
100          St. Charles Retail                    962 South Randall Road                    St. Charles
------------ ------------------------------------- ----------------------------------------- ------------------
165          Storage Inns of Mansfield             1585 Lexington Avenue                     Mansfield
------------ ------------------------------------- ----------------------------------------- ------------------
84           StorMax Self Storage                  4250 34th Street South                    St. Petersburg
------------ ------------------------------------- ----------------------------------------- ------------------
158          Summerwood Center                     10291 East Grand River Road               Brighton
------------ ------------------------------------- ----------------------------------------- ------------------
170          The Gap                               28-30 Purchase Street                     Rye
------------ ------------------------------------- ----------------------------------------- ------------------
91           The Pines of Southlake Apartments     985 Mount Zion Road                       Morrow
------------ ------------------------------------- ----------------------------------------- ------------------
18           The Standard                          501 Saint Paul Street                     Baltimore
------------ ------------------------------------- ----------------------------------------- ------------------
21           The Tower at Northwoods               222 Rosewood Drive                        Danvers
------------ ------------------------------------- ----------------------------------------- ------------------
44           University Hill Apartments            4707 North University Drive               Nacogdoches
------------ ------------------------------------- ----------------------------------------- ------------------
99           Venice Place                          1021-1031 Abbot Kinney Boulevard          Venice
------------ ------------------------------------- ----------------------------------------- ------------------
33           Versailles Apartments                 18130 South Kedzie Avenue                 Hazel Crest
------------ ------------------------------------- ----------------------------------------- ------------------
172          Victory Boulevard                     15202-15222 Victory Boulevard             Van Nuys
------------ ------------------------------------- ----------------------------------------- ------------------
130          Villa Ventura Apartments              7125 North 19th Avenue                    Phoenix
------------ ------------------------------------- ----------------------------------------- ------------------
98           Village Commons East                  131 South Milford Road                    Milford
------------ ------------------------------------- ----------------------------------------- ------------------
10           Village Del Amo                       21201-21327 Hawthorne Boulevard           Torrance
------------ ------------------------------------- ----------------------------------------- ------------------
143          Village Medical Plaza                 8527 Village Drive                        San Antonio
------------ ------------------------------------- ----------------------------------------- ------------------
55           VIP Plaza                             3030 West Olympic Boulevard               Los Angeles
------------ ------------------------------------- ----------------------------------------- ------------------
83           Waterford I                           2820 Waterford Lake Drive                 Midlothian
------------ ------------------------------------- ----------------------------------------- ------------------
57           Whisper Hollow Apartments             3300 Parker Lane                          Austin
------------ ------------------------------------- ----------------------------------------- ------------------
85           Whispering Oaks Apartments            1200 North Loop 336 West                  Conroe
------------ ------------------------------------- ----------------------------------------- ------------------
136          Windmill Way Apartments               7270 Elm Tree Terrace                     Mechanicsville
------------ ------------------------------------- ----------------------------------------- ------------------
156          Yale Street Apartments                1160 & 1180 Stratford Avenue              Stratford
------------ ------------------------------------- ----------------------------------------- ------------------
4            Mizner Park                           200-459 Plaza Real and                    Boca Raton
                                                   225 Northeast Mizner Boulevard
------------ ------------------------------------- ----------------------------------------- ------------------

------------ ---------- --------- ----------- ----------- -----------------
                                              NET
                                  MORTGAGE    MORTGAGE        ORIGINAL
LOAN NUMBER  STATE      ZIP       RATE        RATE            BALANCE
------------ ---------- --------- ----------- ----------- -----------------

68              TX       76053     5.4000%     5.3686%     $5,235,000.00
------------ ---------- --------- ----------- ----------- -----------------
162             NY       14218     6.5700%     6.5386%       $973,930.00
------------ ---------- --------- ----------- ----------- -----------------
101             AZ       85253     5.3500%     5.3186%     $3,225,000.00
------------ ---------- --------- ----------- ----------- -----------------
45              MI       48316     5.9800%     5.9486%     $8,850,000.00
------------ ---------- --------- ----------- ----------- -----------------
105             AZ       85365     5.4900%     5.4586%     $3,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
131             TX       78666     5.7000%     5.6686%     $2,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
134             TX       77584     6.3200%     6.2886%     $1,923,000.00
------------ ---------- --------- ----------- ----------- -----------------
66              TX       77584     6.0500%     5.9186%     $5,370,000.00
------------ ---------- --------- ----------- ----------- -----------------
36              TX       75701     5.4600%     5.4286%     $9,950,000.00
------------ ---------- --------- ----------- ----------- -----------------
41              VA       23294     5.8400%     5.8086%     $9,250,000.00
------------ ---------- --------- ----------- ----------- -----------------
100             IL       60174     6.0000%     5.9686%     $3,250,000.00
------------ ---------- --------- ----------- ----------- -----------------
165             OH       44907     6.6400%     6.6086%       $875,000.00
------------ ---------- --------- ----------- ----------- -----------------
84              FL       33711     6.0800%     6.0486%     $4,072,500.00
------------ ---------- --------- ----------- ----------- -----------------
158             MI       48116     6.0800%     6.0486%     $1,125,000.00
------------ ---------- --------- ----------- ----------- -----------------
170             NY       10580     4.6500%     4.6186%       $825,000.00
------------ ---------- --------- ----------- ----------- -----------------
91              GA       30260     5.1400%     5.1086%     $3,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
18              MD       21202     5.0700%     5.0386%    $18,500,000.00
------------ ---------- --------- ----------- ----------- -----------------
21              MA       01923     5.0000%     4.9686%    $17,200,000.00
------------ ---------- --------- ----------- ----------- -----------------
44              TX       75961     5.9000%     5.8686%     $9,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
99              CA       90291     5.8900%     5.8586%     $3,280,000.00
------------ ---------- --------- ----------- ----------- -----------------
33              IL       60429     5.5900%     5.5486%    $10,800,000.00
------------ ---------- --------- ----------- ----------- -----------------
172             CA       91411     6.2000%     6.1686%       $795,000.00
------------ ---------- --------- ----------- ----------- -----------------
130             AZ       85021     5.3500%     5.3186%     $2,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
98              MI       48387     5.9800%     5.9186%     $3,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
10              CA       90503     5.2800%     5.2486%    $36,300,000.00
------------ ---------- --------- ----------- ----------- -----------------
143             TX       78217     5.7500%     5.6686%     $1,650,000.00
------------ ---------- --------- ----------- ----------- -----------------
55              CA       90006     5.8400%     5.8086%     $7,100,000.00
------------ ---------- --------- ----------- ----------- -----------------
83              VA       23112     6.0300%     5.9986%     $4,160,000.00
------------ ---------- --------- ----------- ----------- -----------------
57              TX       78741     5.7700%     5.7386%     $6,785,000.00
------------ ---------- --------- ----------- ----------- -----------------
85              TX       77301     5.2100%     5.1786%     $4,000,000.00
------------ ---------- --------- ----------- ----------- -----------------
136             VA       23111     6.3900%     6.3586%     $1,900,000.00
------------ ---------- --------- ----------- ----------- -----------------
156             CT       06615     6.0500%     6.0186%     $1,150,000.00
------------ ---------- --------- ----------- ----------- -----------------
4               FL       33432     4.8400%     4.7986%    $53,168,778.00

------------ ---------- --------- ----------- ----------- -----------------

                                   SCH. II-13

------------ ------------------------------------- --------------------- ------------- ---------------
   LOAN                                                  CUT-OFF          REMAINING       MATURITY
  NUMBER                PROPERTY NAME                    BALANCE             TERM           DATE
------------ ------------------------------------- --------------------- ------------- ---------------

68           Sequoia Bend Apartments                    $5,203,610.62         79         3/11/2011
------------ ------------------------------------- --------------------- ------------- ---------------
162          Shamrock Mobile Home Park                    $972,365.76         82         6/11/2011
------------ ------------------------------------- --------------------- ------------- ---------------
101          Shea Corporate Medical Office              $3,225,000.00        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
45           Shelby Creek Shopping Center               $8,799,204.61        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
105          Sierra Pacific MHP                         $2,987,667.27        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
131          Siesta MHP                                 $1,982,283.17        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
134          Silverlake Professional Building           $1,918,249.30        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
66           Silverlake Shopping Center                 $5,335,099.95        113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
36           Southpark Shopping Center                  $9,899,192.49        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
41           Springfield West Apts                      $9,187,101.50        113         1/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
100          St. Charles Retail                         $3,235,298.82        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
165          Storage Inns of Mansfield                    $871,875.64        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
84           StorMax Self Storage                       $4,045,259.80        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
158          Summerwood Center                          $1,122,056.07        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
170          The Gap                                      $808,910.33        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
91           The Pines of Southlake Apartments          $3,488,656.82        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
18           The Standard                              $18,439,121.21        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
21           The Tower at Northwoods                   $17,200,000.00         56         4/11/2009

------------ ------------------------------------- --------------------- ------------- ---------------
44           University Hill Apartments                 $8,922,150.71        111         11/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
99           Venice Place                               $3,277,202.09        119         7/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
33           Versailles Apartments                     $10,756,547.04         56         4/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
172          Victory Boulevard                            $789,351.57        112         12/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
130          Villa Ventura Apartments                   $1,984,821.36         55         3/11/2009
------------ ------------------------------------- --------------------- ------------- ---------------
98           Village Commons East                       $3,277,534.13        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
10           Village Del Amo                           $36,300,000.00        117         5/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
143          Village Medical Plaza                      $1,643,588.06        116         4/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
55           VIP Plaza                                  $7,047,372.80        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
83           Waterford I                                $4,160,000.00        112         12/11/2013
------------ ------------------------------------- --------------------- ------------- ---------------
57           Whisper Hollow Apartments                  $6,744,314.77        114         2/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
85           Whispering Oaks Apartments                 $4,000,000.00        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
136          Windmill Way Apartments                    $1,895,160.75        118         6/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
156          Yale Street Apartments                     $1,142,266.99        115         3/11/2014
------------ ------------------------------------- --------------------- ------------- ---------------
4            Mizner Park                               $53,110,128.54         59          7/1/2009
------------ ------------------------------------- --------------------- ------------- ---------------

------------ ----------- -------------- ------------- ----------------- ------------
   LOAN         ARD        ORIGINAL      REMAINING        MONTHLY        UNITS/SF
  NUMBER        DATE     AMORTIZATION   AMORTIZATION      PAYMENT
------------ ----------- -------------- ------------- ----------------- ------------

68                            336           331          $30,249.15          176
------------ ----------- -------------- ------------- ----------------- ------------
162                           360           358           $6,200.80          125
------------ ----------- -------------- ------------- ----------------- ------------
101                           360           360          $18,008.84       23,081
------------ ----------- -------------- ------------- ----------------- ------------
45                            360           354          $52,946.48       53,395
------------ ----------- -------------- ------------- ----------------- ------------
105                           360           356          $17,014.85          274
------------ ----------- -------------- ------------- ----------------- ------------
131                           300           294          $12,521.77          126
------------ ----------- -------------- ------------- ----------------- ------------
134                           360           357          $11,927.93       19,327
------------ ----------- -------------- ------------- ----------------- ------------
66                            360           353          $32,368.69       29,610
------------ ----------- -------------- ------------- ----------------- ------------
36                            360           355          $56,245.55      146,757
------------ ----------- -------------- ------------- ----------------- ------------
41                            360           353          $54,510.50          198
------------ ----------- -------------- ------------- ----------------- ------------
100                           360           355          $19,485.39       16,182
------------ ----------- -------------- ------------- ----------------- ------------
165                           300           297           $5,984.84       41,410
------------ ----------- -------------- ------------- ----------------- ------------
84                            300           295          $26,438.69       62,846
------------ ----------- -------------- ------------- ----------------- ------------
158                           360           357           $6,802.91       20,094
------------ ----------- -------------- ------------- ----------------- ------------
170                           120           117           $8,609.95        4,000
------------ ----------- -------------- ------------- ----------------- ------------
91                            360           357          $19,089.36           93
------------ ----------- -------------- ------------- ----------------- ------------
18                            360           357         $100,104.95          202
------------ ----------- -------------- ------------- ----------------- ------------
21                       Interest Only    Interest       $72,662.04      184,616
                                            Only
------------ ----------- -------------- ------------- ----------------- ------------
44                            360           351          $53,382.29          186
------------ ----------- -------------- ------------- ----------------- ------------
99                            360           359          $19,433.89       14,153
------------ ----------- -------------- ------------- ----------------- ------------
33                            360           356          $61,932.44          260
------------ ----------- -------------- ------------- ----------------- ------------
172                           360           352           $4,869.13           20
------------ ----------- -------------- ------------- ----------------- ------------
130                           300           295          $12,103.24           49
------------ ----------- -------------- ------------- ----------------- ------------
98                            300           295          $21,221.62       28,899
------------ ----------- -------------- ------------- ----------------- ------------
10                            336           336         $207,090.45      179,368
------------ ----------- -------------- ------------- ----------------- ------------
143                           360           356           $9,628.95       22,680
------------ ----------- -------------- ------------- ----------------- ------------
55                            324           318          $43,596.41       30,384
------------ ----------- -------------- ------------- ----------------- ------------
83                            360           360          $25,021.59       45,832
------------ ----------- -------------- ------------- ----------------- ------------
57                            360           354          $39,681.67          220
------------ ----------- -------------- ------------- ----------------- ------------
85                            360           360          $21,989.15          140
------------ ----------- -------------- ------------- ----------------- ------------
136                           300           298          $12,698.65           50
------------ ----------- -------------- ------------- ----------------- ------------
156                           300           295           $7,444.65           27
------------ ----------- -------------- ------------- ----------------- ------------
4                             360           359         $280,245.11      504,463
------------ ----------- -------------- ------------- ----------------- ------------

                                   SCH. II-14

------------ ------------------------------------- ------------- ---------------- --------- -------
                                                                 ADMINISTRATIVE
   LOAN                                              INTEREST      (TRUSTEE +       DUE
  NUMBER                PROPERTY NAME              CALCULATION   SERVICING) FEE     DATE     ARD
------------ ------------------------------------- ------------- ---------------- --------- -------

68           Sequoia Bend Apartments                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
162          Shamrock Mobile Home Park              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
101          Shea Corporate Medical Office          Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
45           Shelby Creek Shopping Center           Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
105          Sierra Pacific MHP                     Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
131          Siesta MHP                             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
134          Silverlake Professional Building       Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
66           Silverlake Shopping Center             Actual/360       0.1314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
36           Southpark Shopping Center              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
41           Springfield West Apts                  Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
100          St. Charles Retail                     Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
165          Storage Inns of Mansfield              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
84           StorMax Self Storage                   Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
158          Summerwood Center                      Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
170          The Gap                                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
91           The Pines of Southlake Apartments      Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
18           The Standard                           Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
21           The Tower at Northwoods                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
44           University Hill Apartments             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
99           Venice Place                           Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
33           Versailles Apartments                  Actual/360       0.0414%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
172          Victory Boulevard                      Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
130          Villa Ventura Apartments               Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
98           Village Commons East                   Actual/360       0.0614%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
10           Village Del Amo                        Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
143          Village Medical Plaza                  Actual/360       0.0814%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
55           VIP Plaza                              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
83           Waterford I                            Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
57           Whisper Hollow Apartments              Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
85           Whispering Oaks Apartments             Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
136          Windmill Way Apartments                Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
156          Yale Street Apartments                 Actual/360       0.0314%         11
------------ ------------------------------------- ------------- ---------------- --------- -------
4            Mizner Park                            Actual/360       0.0414%         1
------------ ------------------------------------- ------------- ---------------- --------- -------

------------ -------------- ------------- -------------- --------- -------- -----------
                                                                              LETTER
   LOAN       DEFEASANCE     EARTHQUAKE   ENVIRONMENTAL   GROUND    LOAN        OF
  NUMBER       (YES/NO)      INSURANCE      INSURANCE     LEASE     GROUP     CREDIT
------------ -------------- ------------- -------------- --------- -------- -----------

68                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
162               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
101               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
45                Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
105               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
131               Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
134               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
66                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
36                Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
41                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
100               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
165               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
84                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
158               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
170               Yes           N/A            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
91                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
18                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
21                Yes           N/A            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
44                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
99                Yes            No            Yes          No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
33                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
172               Yes            No            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
130               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
98                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
10                Yes            No            No           No        1        Yes
------------ -------------- ------------- -------------- --------- -------- -----------
143               Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
55                Yes            No            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
83                Yes           N/A            No           No        1         No
------------ -------------- ------------- -------------- --------- -------- -----------
57                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
85                Yes           N/A            No           No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
136               Yes           N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
156               No            N/A            Yes          No        2         No
------------ -------------- ------------- -------------- --------- -------- -----------
4                 Yes           N/A            Yes         Yes        1         No
------------ -------------- ------------- -------------- --------- -------- -----------

                                   SCH. II-15

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING CROSSED GROUPS

 Loan #     Property Name                Loan Seller           Cut-Off Balance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   60       MEADOWS AT SHADOW RIDGE        Column                 $2,231,696
   61       OAKS OF DUTCH HOLLOW           Column                 $2,231,696
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCH. III-1

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                     [None]

                                    SCH. IV-1

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

     Reference is made to the Representations and Warranties set forth in
Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

                                   SCHEDULE V

                                EXCEPTIONS REPORT

REPRESENTATION NO. (vii):
------------------------

The One Park Avenue Mortgage Loan is the first priority "A Loan" of an A/B structure loan transaction that includes multiple subordinate loans. The corresponding subordinate "B Loan", "C Loan" and "D Loan" are not included in the sale by the Seller to the Depositor. The related Mortgage secures the
Mortgage Loan, the B Loan, the C Loan and the D Loan.

REPRESENTATION NO. (xiii):
-------------------------

         The One Park Avenue Mortgage Loan is the first priority "A Loan" of an
A/B structure loan transaction that includes multiple subordinate loans. The corresponding subordinate "B Loan", "C Loan" and "D Loan" are not included in the sale by the Seller to the Depositor. The related Mortgage secures the
Mortgage Loan, the B Loan, the C Loan and the D Loan.

         The Mortgage Loans secured by Highpoint Village Apartments and Whisper
Hollow Apartments (each a "CBA A Loan") are senior in right of payment to the related CBA B Loan, to the extent set forth in the related CBA Intercreditor
Agreement. The related CBA B Loan is not included in the sale by the Seller to the Depositor. The related Mortgage secures the applicable CBA A Loan and the related CBA B Loan.

         The Mortgage Loans secured by Meadows at Shadow Ridge and Oaks of Dutch
Hollow form a Crossed Group. The Mortgage for each Mortgaged Property in this
Crossed Group secures all the Mortgage Loans contained in this Crossed Group.

REPRESENTATION NO. (xv):
-----------------------

In the case of the Mortgage Loan identified as Valley Plaza, the Mortgaged
Property has parking on adjacent property owned by a parking association of which the Borrower is a shareholder. The Los Angeles School District has notified property owners in the area that a portion of their land may be condemned in the future for a school. A portion of the parking association property is included in the possible condemnation.

REPRESENTATION NO. (xviii): In the case of the Mortgage Loan identified as One
Park Avenue, Column Financial, Inc. holds a significant limited partnership interest in an indirect owner of the Borrower; however, such partnership interest is not so held in the capacity as lender and is not included in the assets transferred to the Depositor for transfer to the trust fund pursuant to this Agreement.

REPRESENTATION NO. (xxiii):
--------------------------

In the case of the Mortgage Loan identified as Gwinnett Crossing Apartments, a
$15,000,000 sub-limit was approved for terrorism coverage.

In the case of the Mortgage Loan identified as Hidden Creek MHP Mortgaged
Property, terrorism insurance is not required because the Mortgaged Property does not include any improvements.

REPRESENTATION NO. (xxvii):
--------------------------

In the case of the Mortgage Loan identified as Versailles Apartments, Borrower is required within 30 days of closing to work with an environmental consultant to prepare notices to tenants discussing the potential for lead-based paint at the subject property and establish procedures for dissemination of such notices to all new and existing tenants.

REPRESENTATION NO. (xxviii):
---------------------------

In the case of the Mortgage Loan identified as 509 Vine Street Philadelphia, transfers of interests in the borrower are permitted provided transferee is a qualified transferee under the Mortgage Loan Documents. Such transfers of interests in the borrower are recognized by the lender subject to satisfaction of certain requirements set forth in the Mortgage Loan Documents.

In the case of the Mortgage Loan identified as Crown Garden Apartments, the lender has agreed to consent to the sale of the Mortgaged Property to the master tenant of the Mortgaged Property, MWR Crown Gardens, Ltd, provided that: (1)
there is no event of default under any Mortgage Loan Document, (2) such sale occurs between the third and fifth anniversaries of the Mortgage Loan closing
(pursuant to a separate "buy-out" agreement between the tenant in common borrowers and the tenant), (3) the net worth and financial liquidity of the tenant are no less than that of the borrower as of the loan closing date, and
(4) all other standard "due on sale" conditions are complied with, with the exception being that no 1% transfer fee shall be owed to the lender.

In the case of the Mortgage Loan identified as 160 West 24th Street, the current holder of an 80% interest in the borrower has the right, without the consent of the lender, to sell or transfer more than 49% of its direct or indirect membership interests in the borrower to a Qualified Transferee or an
Institutional Investor (as defined in the Mortgage Loan Documents), provided that the borrower delivers a non-consolidation opinion reflecting the proposed transfer satisfactory in form and substance to the lender.

In the case of the Mortgage Loan identified as Linden Park, subject to certain conditions, the borrower has the one time right to transfer up to 80% of the interests in the borrower provided, however, (1) such transfers shall not result in the change of control (unless such transfer has been made to a qualified institutional transferee in which event such qualified institutional transferee may obtain control), and (2) the indemnitor shall continue to own at least 20%
of the beneficial interest in the borrower and shall continue to retain control, directly or indirectly, over the management of the borrower, managing member and the Mortgaged Property (unless such transfer has been made to a qualified institutional transferee, in which event such qualified

                                       2

institutional transferee may obtain control, over management of the borrower, managing member and the Mortgaged Property).

In the case of the mortgage loan identified as One Park Avenue, a controlling interest in the related borrower may be transferred or sold, directly or indirectly, without the lender's consent provided that certain stipulated conditions set forth in the mortgage documents are met, including that (i) the proposed transferee is either (x) an affiliate of certain entities identified in the Mortgage Loan Documents, or (y) otherwise meets certain qualifications regarding its institutional nature and amount of assets and capital, (ii) the property is managed at all times by the current property manager, an affiliate thereof, or a replacement manager as to which a "no downgrade" letter has been received from the rating agencies, and (iii) in some instances, rating agency consents have been obtained and required legal opinions delivered.

REPRESENTATION NO. (xxxi)(10):
-----------------------------

In the case of the Mortgage Loan identified as Idaho Terrace Apartments, the ground lease does not require that insurance cover the ground lessor. Upon a casualty, the ground lease will not terminate, the borrower has no obligation under the ground lease to rebuild the improvements and the ground lessor has no right to or restriction upon any insurance proceeds. The ground lease provides that in the case of a partial condemnation, rent abates equitably and any condemnation award is apportioned equitably between ground lessor and the borrower. The Mortgage Loan documents provide for the application of the borrower's share of such award or proceeds to be used for restoration or for payment of the Mortgage Loan.

REPRESENTATION NO. (xxxiii):
---------------------------

The One Park Avenue Mortgage Loan is the "A Loan" of an A/B structured loan transaction. The related Mortgage also secures the corresponding subordinate B
Loan, C Loan and D Loan (which are not included in the sale by Seller to the
Depositor) and the related Mortgage Loan documents are cross-defaulted with such corresponding B Loan, C Loan and D Loan.

Each CBA A Loan is senior in right of payment to the related CBA B Loan, to the extent set forth in the related CBA Intercreditor Agreement. The related CBA B
Loan is not included in the sale by the Seller to the Depositor. The related
Mortgage secures the applicable CBA A Loan and the related CBA B Loan. Each CBA
A Loan is cross-defaulted with its related CBA B Loan.

REPRESENTATION NO. (xxxvi):
--------------------------

The One Park Avenue Mortgage Loan is the "A Loan" of an A/B structured loan transaction. The related Mortgage also secures the corresponding subordinate B
Loan, C Loan and D Loan (which are not included in the sale by Seller to the
Depositor) and the related Mortgage Loan documents are cross-defaulted with such corresponding B Loan, C Loan and D Loan.

Each CBA A Loan is senior in right of payment to the related CBA B Loan, to the extent set forth in the related CBA Intercreditor Agreement. The related CBA B
Loan is not included in

                                       3

the sale by the Seller to the Depositor. The related Mortgage secures the applicable CBA A Loan and the related CBA B Loan. Each CBA A Loan is cross-defaulted with its related CBA B Loan.

In the case of the Mortgage Loan identified as One Park Avenue, Column
Financial, Inc. holds a significant limited partnership interest in an indirect owner of the Borrower; however, such partnership interest is not so held in the capacity as lender and is not included in the assets transferred to the
Depositor for transfer to the trust fund pursuant to this Agreement.

In the case of the Mortgage Loan identified as 615 Chestnut Street, a subordinate mortgage held by a borrower affiliate encumbers the fee interest
(but not the ground lease interests) in the Mortgaged Property and has been collaterally assigned to the lender as additional security for the Mortgage Loan and is subject to an intercreditor, subordination and standstill agreement.

In the case of the Mortgage Loan identified as Centerpointe Mall, various members of the borrower have entered into four mezzanine loan agreements with borrower-affiliated entities (aggregate amount of $3 million), secured by pledges of such members' interests in the borrower. Additionally, the borrower is obligated on a $6,000,000 loan to an affiliated entity secured by a pledge of a member's interest in the borrower. Each loan holder has entered into a subordination and standstill agreement. All of these mezzanine loans are non-recourse in nature and are to be paid solely from distributions from the borrower to the respective members from net cash flow from the Mortgaged
Property after payment in full of all current obligations to the senior lender.
Each holder of a mezzanine loan has entered into a Subordination and Standstill
Agreement fully subordinating the rights of such mezzanine lender to those of the senior lender and only allowing a foreclosure of the subject membership interest to the extent such is undertaken consistent with the terms of the due on sale provision in the Mortgage Loan Documents (e.g., Lender approval of foreclosing entity, payment of assumption fee, rating agency approval, etc.).

In the case of the Mortgage Loan identified as Encino Atrium, there is outstanding subordinate debt of $250,000.00 owed to Standard Parking
Corporation, which debt is subject to a Standstill and Subordination agreement between the lender and Standard Parking Corporation . Monthly payments of principal and interest with interest at prime plus three percent (3%) to be paid over five (5) year term; If the borrower is late in making payments under the secondary financing, Standard Parking Corporation may offset any installment of such late payment of principal and interest from the rent otherwise due to the borrower under the terms of the Sublease dated October 1, 2003 between the borrower, as landlord, and Standard Parking Corporation, as tenant, for the lease of parking spaces on the Mortgaged Property. Standard Parking Corporation
is permitted to receive and apply regularly scheduled payments of principal and interest under the subordinate debt so long as (i) payments are made solely out of excess cash flow derived from the Mortgaged Property after the payment of all amounts attributable to the Mortgage Loan and the operating expenses for the
Mortgaged Property, (ii) no event of default has occurred and is continuing under any of the Mortgage Loan Documents, and (iii) no event has occurred which, with the giving of notice or the passage of time or both, would constitute an event of default under the Mortgage Loan. In the event of a payment default under the subordinate loan documents, Standard Parking is permitted to exercise its rights to offset rent payments under the

                                       4

sublease regardless of whether or not there is an outstanding default under the
Mortgage Loan or sufficient excess cash flow.

In the case of the Mortgage Loan identified as Highpoint Village Apartments, the
Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA-Mezzanine Capital. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an Intercreditor Agreement entered into consistent with the Column/CBA-Mezz Program.

In the case of the Mortgage Loan identified as Whisper Hollow Apartments, the
Mortgage Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA-Mezzanine Capital. The holder of the A loan serves as collateral agent for both lenders. The relationship between the lenders is governed by an Intercreditor Agreement entered into consistent with the Column/CBA-Mezz Program.

In the case of the Mortgage Loan identified as Lakewood Square, the sole member of the borrower obtained mezzanine financing in the initial amount of
$3,650,000.00 (which may accrue up to $4,350,000) secured by the 100% membership interest in the borrower. The mezzanine loan is subject to an intercreditor agreement between the mortgage lender and the mezzanine lender.

In the case of the Mortgage Loan identified as Village Del Amo, the sole member of the borrower obtained mezzanine financing in the initial amount of $4,850,000 secured by the 100% membership interest in the borrower. The mezzanine loan is subject to an intercreditor agreement between the mortgage lender and the mezzanine lender.

In the case of the Mortgage Loan identified as The Groves Apartments, the
Mortgaged Property is encumbered by a lien securing the amount of $555,000 that is secondary and subordinate to the Mortgage Loan.

In the case of the Mortgage Loan identified as Creekside Plaza Building C, the
Mortgaged Property is encumbered by a lien securing indebtedness in an aggregate amount of $1,338,301 in favor of a local redevelopment agency from which the land was acquired. The two loans are cross-defaulted but the other indebtedness is secondary and subordinate to the Mortgage Loan and is the subject of a subordination and standstill agreement executed by the holder of the subordinate indebtedness in favor of the holder of the Mortgage Loan.

REPRESENTATION NO. (xxxviii):
----------------------------

In the case of the Pacific Design Center Loan, future mezzanine financing is permitted in a maximum amount of $22,500,000, subject to satisfaction of certain conditions set forth in the Mortgage Loan Documents.

In the case of the Mortgage Loan identified as Parkland Town Center, the
Mortgage Loan Documents permit the members of the borrower to incur mezzanine financing in an amount up to

                                       5

$450,000 in favor of a mezzanine lender approved by Lender, provided that conditions stipulated in the Mortgage Loan Documents are satisfied.

In the case of the Lakewood Square Loan, additional future mezzanine indebtedness may accrue in an amount up to $700,000 (the difference between the maximum amount permitted to which the existing mezzanine indebtedness may accrue
($4,350,000) over the initial principal amount of such indebtedness
($3,650,000).

REPRESENTATION NO. (xl):
-----------------------

In the case of the Mortgage Loan identified as Shelby Creek Shopping Center, access is available from all buildings comprising a part of the Mortgaged
Property to public roads. In certain instances, rather than easements, this access is provided by virtue of private roads which serve as common elements pursuant to a condominium regime of which the collateral property is a part.

REPRESENTATION NO. (xliii):
--------------------------

In the case of the mortgage loan identified as Highpoint Village Apartments, the
Mortgaged Property is subject to three mechanics liens and affected by a lawsuit against the property seller in Dist. Ct. 261 Judicial District, Travis County,
Texas in the amount of $206,105.00. The property seller has in escrow 1.5 times this amount and delivered an indemnity agreement to the title company which has allowed the titled company to issue a clean title policy to the lender that does not list the mechanics liens as an exception to the title policy.

REPRESENTATION NO. (xlvii):
--------------------------

In the case of the mortgage loan identified as Cold Spring Crossing, O'Charley's may purchase the 1.732 acres on which its improvements are located. In such an event, the borrower may seek a partial release of this portion of the Mortgaged
Property provided the borrower satisfies the partial release conditions stipulated in the Mortgage Loan Documents.

In the case of the mortgage loan identified as Counsel Square, RM Academy may purchase its leased premises (Parcel 4 in the legal description of the Mortgaged
Property) on which its improvements are located. In such an event, the borrower may seek a partial release of such lot provided the borrower satisfies the partial release conditions stipulated in the Mortgage Loan Documents.
Additionally, the borrower may seek a partial release of approximately 0.75 acres of the Mortgaged Property for the development of a cellular phone tower provided the borrower satisfies the partial release conditions of the Mortgage
Loan Documents related thereto.

In the case of the Mortgage Loan identified as VIP Plaza, the lender is required to release a certain portion of the Mortgaged Property in exchange for substituted property of equal or greater value so long as: (i) the substitute property satisfies the same underwriting criteria as the release property; (ii)
no downgrading by rating agencies will occur; (iii) the substitute property satisfies lender's due diligence requirements; (iv) a substitution fee of 1% of the allocated loan amount is paid to lender; and (v) the borrower has extended the parking lot lease.

                                       6

In the case of the Mortgage Loan identified as American Gem, the borrower is entitled to construct a new building of up to 7,800 square feet on a vacant parcel that forms a part of the mortgaged real property (subject to the satisfaction of various conditions that include a prohibition on the incurrence of any indebtedness in connection with the construction) and the borrower is entitled to obtain a release of that portion at any time after the second anniversary of the date of initial issuance of the offered certificates if it does exercise its right to construct a new building. Conditions to a release of the vacant parcel include prepayment of the underlying mortgage loan in an amount determined by the holder of the underlying mortgage loan to represent
125% of the portion of the mortgage loan indebtedness that is allocable to the vacant parcel (which prepayment will not be accompanied by any prepayment consideration) and satisfaction of a minimum debt service coverage ratio of
1.75x and a maximum loan-to-value ratio of 60.0% after giving effect to the prepayment and release.

In the case of the Mortgage Loan identified as Nueve Self Storage Portfolio, if
50% or more of the improvements located on any of the nine (9) Mortgaged
Properties securing this Mortgage Loan are damaged or taken, the borrower may obtain the release of such particular Mortgaged Property from the Mortgage Loan and the lien of the deed of trust for a payment equal to the greater of (a) the casualty or condemnation proceeds, or (b) a release price specified in the deed of trust for the particular Mortgaged Property.

REPRESENTATION NO. (liii):
-------------------------

In the case of some Mortgage Loans, qualified defeasance collateral in addition to (or in lieu of) United States governmental securities may be used for defeasance.

REPRESENTATION NO. (liv):
------------------------

In the case of the Mortgage Loan identified as Pacific Design Center, the
Mortgage Loan Documents do not provide that the borrower will be liable for losses incurred by the lender due to "any willful act of material waste".

In the case of the Mortgage Loan identified as Centerpointe Mall, the borrower and indemnitor's liability under the environmental indemnity is limited to
$2,000,000 in the aggregate.

REPRESENTATION NO. (lv):
-----------------------

In the case of the Mortgage Loans identified as 509 Vine Street Philadelphia,
Canyon Park Heights and Delta Building, the Anticipated Repayment Date is five years following the origination of such Mortgage Loan.

                                       7

                                    SCH. V-1

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

                  For purposes of these representations and warranties, the
phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

                  The Seller hereby represents and warrants, subject to the
exceptions set forth in the applicable Exception Report, with respect to the
Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

                     (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment
         (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage
         Loan;

                     (ii) Each Mortgage Loan was either:

                                    (1) originated by a savings and loan
                           association, savings bank, commercial bank, credit
                           union, or insurance company, which is supervised and
                           examined by a Federal or State authority, or by a
                           mortgagee approved by the Secretary of Housing and
                           Urban Development pursuant to Sections 203 and 211 of
                           the National Housing Act (any of the foregoing,
                           including the Seller, a "Qualified Originator"); or

                                    (2) if originated by a person which is not a
                           Qualified Originator (any such person, a
                           "Non-Qualified Originator"), then:

                                    (1) such Mortgage Loan was underwritten in
                           accordance with standards established by a Qualified
                           Originator, using application forms and related
                           credit documents approved by the Qualified
                           Originator;

                                    (2) the Qualified Originator approved each
                           application and related credit documents before a
                           commitment by the Non-Qualified Originator was
                           issued, and no such commitment was issued until the
                           Qualified Originator agreed to fund such Mortgage
                           Loan;

                                    (3) the Mortgage Loan was originated by the
                           Non-Qualified Originator pursuant to an ongoing,
                           standing relationship with the Qualified Originator;
                           and

                                    (4) the closing documents for the Mortgage
                           Loan were prepared on forms approved by the Qualified
                           Originator, and, pursuant to the Non-Qualified
                           Originator's ongoing, standing relationship with the
                           Qualified Originator, either:

                                            a. such closing documents reflect
                                    the Qualified Originator as the original
                                    mortgagee, and such Mortgage Loan was
                                    actually funded by the Qualified Originator
                                    at the closing thereof;

                                            b. such closing documents reflect
                                    the Non-Qualified Originator as the original
                                    mortgagee, but include assignment documents
                                    executed by the Non-Qualified Originator in
                                    favor of the Qualified Originator at the
                                    time of the closing of the Mortgage Loan,
                                    reflecting the Qualified Originator as the
                                    successor and assign to the Non-Qualified
                                    Originator, and the Mortgage Loan was funded
                                    initially by the Non-Qualified Originator at
                                    the closing thereof and then acquired by the
                                    Qualified Originator from such Non-Qualified
                                    Originator; or

                                            c. such closing documents reflect
                                    the Non-Qualified Originator as the original
                                    mortgagee, but include assignment documents
                                    executed by the Non-Qualified Originator in
                                    favor of the Qualified Originator at the
                                    time of the closing of the Mortgage Loan,
                                    reflecting the Qualified Originator as the
                                    successor and assign to the Non-Qualified
                                    Originator, and the Mortgage Loan was funded
                                    initially by the Qualified Originator at the
                                    closing thereof and then acquired by the
                                    Qualified Originator from such Non-Qualified
                                    Originator.

                     (iii) The Seller has full right and authority to sell,
         assign and transfer such Mortgage Loan and the assignment to the
         Depositor constitutes a legal, valid and binding assignment of such
         Mortgage Loan;

                     (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or

                                       2

servicing rights purchase agreements being executed and delivered in connection herewith;

                     (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

                     (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                     (vii) The Mortgage File contains an Assignment of Leases,
         either as a separate instrument or incorporated into the related
         Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to Permitted Encumbrances (as defined below) and to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity
         (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

                     (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to the Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the

                                       3

Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                     (ix) Since origination (a) except as set forth in the
         related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since June 8, 2004, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

                     (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted
         Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged
         Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and
         such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC
         Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property.
         Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.
         With respect to Mortgage Loan No. 2 (referred to as Pacific Design
         Center), none of the following actions: (A) CBO-PDC 1, LLC, CBO-PDC 2,
         LLC, and/or Cheslock-Bakker Opportunity Fund, LLC vs. Cohen PDC, LLC
         and/or Cohen Brothers Realty Corp. of

                                       4

California, LLC pending in the Supreme Court of the State of New York, New York
County (Index No. 114718/2003), (B) Cohen PDC, LLC and/or Cohen Brothers Realty
Corp. of California, LLC vs. CBO-PDC 1, LLC, CBO-PDC 2, LLC, and/or
Cheslock-Bakker Opportunity Fund, LLC pending in the Supreme Court of the State of New York, New York County (Index No.601024/2003) and (C) actions or counterclaims instituted in connection with or in lieu of such actions, with the same or additional claims underlying such actions (collectively, the
"Litigation"); will result in any lien, attachment or charge on the Mortgaged
Property of any kind equal or superior to the lien of the Mortgage or require any holder of the Mortgage Loan to accept a Transfer (as defined below) of the direct or indirect interest in Pacific Design Center 1, LLC (the current
Borrower) or the Mortgaged Property;

                     (xi) The Seller has not taken any action that would cause
         the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

                     (xii) The Seller has no knowledge that the material
         representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

                     (xiii) The lien of each related Mortgage is a first
         priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up"
         pro forma policy, specimen policy or title commitment in any case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b)
         covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
         Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (d) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (e) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the mortgage instrument for that other Mortgage Loan and
         (f) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (a), (b), (c), (d), (e) and (f)
         collectively, "Permitted Encumbrances") and with respect to each
         Mortgage Loan, such Permitted Encumbrances do not,

                                       5

individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged
Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged
Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase
Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy. With respect to Mortgage Loan No. 2 (referred to as Pacific Design
Center), the title company issuing the title insurance policy insuring the lien of the related Mortgage as a first priority lien has been provided with all available pleadings and related information with respect to the Litigation and has provided affirmative coverage to the holder of the Mortgage Loan that neither such Litigation nor any judgment related thereto will impact the lien of the related Mortgage or the title of the Property Owner to the Mortgaged
Property or result in any lien, attachment or charge on the Mortgaged Property of any kind equal or superior to the lien of the Mortgage;

                     (xiv) The proceeds of such Mortgage Loan have been fully
         disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

                     (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the
         Mortgage Loan, as of the later of the date of origination of such
         Mortgage Loan or the most recent inspection of the related Mortgaged
         Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan
         (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage
         Loan; as of the closing date for each Mortgage Loan and, to the
         Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged
         Property that would have a material adverse effect on the use or value of the Mortgaged Property;

                                       6

                     (xvi) The Seller has inspected or caused to be inspected
         each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

                     (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

                     (xviii) Each Mortgage Loan is a whole loan and neither the
         Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

                     (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

                     (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing
         Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

                     (xxi) All taxes and governmental assessments that became
         due and owing prior to the date hereof with respect to each related
         Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

                     (xxii) All escrow deposits and payments required pursuant
         to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail. With respect to any

                                       7

         disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

                     (xxiii) Each related Mortgaged Property is insured by a
         fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related
         Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related
         Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is
         located within Florida or within 25 miles of the coast of North
         Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or
         Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged
         Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

                     (xxiv) There is no monetary default, breach, violation or
         event of acceleration existing under the related Mortgage Loan. To the
         Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage
         Loan or (b) event (other than payments due but not yet delinquent)
         which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b) would materially and adversely affect the use or value of the Mortgage Loan or the related
         Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller elsewhere in this Exhibit A or the Exception Report;

                                       8

                     (xxv) No Mortgage Loan has been more than 30 days
         delinquent in making required payments since origination and as of the
         Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

                     (xxvi) (a) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity
         (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

                     (xxvii) At origination, each borrower represented and
         warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a
         Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable

                                       9

         governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent
         (2%) of the outstanding principal balance of the related Mortgage Loan;
         or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such lender's environmental insurance policies is a part of the related Mortgage
         File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies;
         and the Seller has not taken any action which would cause the Mortgaged
         Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

                     (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such
         Mortgage Loan if, without the consent of the holder of the Mortgage
         (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related
         Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

                                       10

                     (xxix) All improvements included in the related appraisal
         are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged
         Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged
         Property, or the related borrower's operations at the Mortgaged
         Property;

                     (xxx) The information pertaining to the Mortgage Loans
         which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off Date);

                     (xxxi) With respect to any Mortgage Loan where all or any
         portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                                    (1) The ground lease or a memorandum
                           regarding such ground lease has been duly recorded.
                           The ground lease permits the interest of the lessee
                           to be encumbered by the related Mortgage and does not
                           restrict the use of the related Mortgaged Property by
                           such lessee, its successors or assigns in a manner
                           that would adversely affect the security provided by
                           the related Mortgage. To the Seller's knowledge,
                           there has been no material change in the terms of the
                           ground lease since its recordation, except by any
                           written instruments which are included in the related
                           mortgage file;

                                    (2) The lessor under such ground lease has
                           agreed in a writing included in the related mortgage
                           file that the ground lease may not be amended,
                           modified, canceled or terminated without the prior
                           written consent of the lender and that any such
                           action without such consent is not binding on the
                           lender, its successors or assigns;

                                    (3) The ground lease has an original term
                           (or an original term plus one or more optional
                           renewal terms, which, under all circumstances, may be
                           exercised, and would be enforceable, by the lender)
                           that extends not less than 10 years beyond the
                           amortization term of the related Mortgage Loan;

                                    (4) Based on the title insurance policy (or
                           binding commitment therefor) obtained by the Seller,
                           the ground lease is not subject to any liens or
                           encumbrances superior to, or of equal priority with,
                           the Mortgage, subject to Permitted Encumbrances and
                           liens that encumber the ground lessor's fee interest;

                                       11

                                    (5) Under the terms of the ground lease, the
                           ground lease is assignable to the lender and its
                           assigns without the consent of the lessor thereunder;

                                    (6) The ground lease is in full force and
                           effect, the Seller has no actual knowledge that any
                           default beyond applicable notice and grace periods
                           has occurred, and to the Seller's knowledge, there is
                           no existing condition which, but for the passage of
                           time or giving of notice, would result in a default
                           under the terms of the ground lease;

                                    (7) The ground lease or ancillary agreement,
                           which is part of the Mortgage File, between the
                           lessor and the lessee requires the lessor to give
                           notice of any default by the lessee to the lender;

                                    (8) The lender is permitted a reasonable
                           opportunity (including, where necessary, sufficient
                           time to gain possession of the interest of the lessee
                           under the ground lease through legal proceedings, or
                           to take other action so long as the lender is
                           proceeding diligently) to cure any default under the
                           ground lease which is curable after the receipt of
                           notice of any default before the lessor may terminate
                           the ground lease. All rights of the lender under the
                           ground lease and the related Mortgage (insofar as it
                           relates to the ground lease) may be exercised by or
                           on behalf of the lender;

                                    (9) The ground lease does not impose any
                           restrictions on subletting that would be viewed as
                           commercially unreasonable by a prudent commercial
                           mortgage lender. The lessor is not permitted to
                           disturb the possession, interest or quiet enjoyment
                           of any subtenant of the lessee in the relevant
                           portion of the Mortgaged Property subject to the
                           ground lease for any reason, or in any manner, which
                           would adversely affect the security provided by the
                           related Mortgage;

                                    (10) Under the terms of the ground lease and
                           the related Mortgage, any related insurance proceeds
                           or condemnation award (other than in respect of a
                           total or substantially total loss or taking) will be
                           applied either to the repair or restoration of all or
                           part of the related Mortgaged Property, with the
                           lender or a trustee appointed by it having the right
                           to hold and disburse such proceeds as repair or
                           restoration progresses (except in such cases where a
                           provision entitling another party to hold and
                           disburse such proceeds would not be viewed as
                           commercially unreasonable by a prudent commercial
                           mortgage lender), or to the payment of the
                           outstanding principal balance of the Mortgage Loan,
                           together with any accrued interest, except that in
                           the case of condemnation awards, the ground lessor
                           may be entitled to a portion of such award;

                                    (11) Under the terms of the ground lease and
                           the related Mortgage, any related insurance proceeds,
                           or condemnation award in

                                       12

                           respect of a total or substantially total loss or
                           taking of the related Mortgaged Property will be
                           applied first to the payment of the outstanding
                           principal balance of the Mortgage Loan, together with
                           any accrued interest (except as provided by
                           applicable law or in cases where a different
                           allocation would not be viewed as commercially
                           unreasonable by a prudent commercial mortgage lender,
                           taking into account the relative duration of the
                           ground lease and the related Mortgage and the ratio
                           of the market value of the related Mortgaged Property
                           to the outstanding principal balance of such Mortgage
                           Loan). Until the principal balance and accrued
                           interest are paid in full, neither the lessee nor the
                           lessor under the ground lease will have an option to
                           terminate or modify the ground lease without the
                           prior written consent of the lender as a result of
                           any casualty or partial condemnation; and

                                    (12) Provided that the lender cures any
                           defaults which are susceptible to being cured, the
                           lessor has agreed to enter into a new lease upon
                           termination of the ground lease for any reason,
                           including rejection of the ground lease in a
                           bankruptcy proceeding;

                     (xxxii) With respect to any Mortgage Loan where all or a
         material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such
         Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest,
         (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

                     (xxxiii) With respect to Mortgage Loans that are
         cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

                     (xxxiv) Neither Seller nor any affiliate thereof has any
         obligation to make any capital contribution to any borrower under a
         Mortgage Loan, other than contributions made on or prior to the date hereof;

                     (xxxv) (1) The Mortgage Loan is directly secured by a
         Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of

                                       13

         such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section
         1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A)
         the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a
         Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

                     (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such
         Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan
         Purchase Agreement;

                     (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding single-purpose entity status;

                     (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loan or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

                     (xxxix) Each borrower covenants in the Mortgage Loan
         documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

                                       14

                     (xl) Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in
         (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

                     (xli) Based solely on a flood zone certification or a
         survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing
         and Urban Development as having special flood hazards categorized as
         Zone "A" or Zone "V" and flood insurance is available, the terms of the
         Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such
         Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National
         Flood Insurance Administration Program;

                     (xlii) With respect to each Mortgage which is a deed of
         trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

                     (xliii) Except as disclosed in the Exception Report to this
         Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or
         Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related
         Mortgage Loan;

                     (xliv) No advance of funds has been made by the Seller to
         the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the
         Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

                     (xlv) To the extent required under applicable law, as of
         the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

                                       15

                     (xlvi) All collateral for the Mortgage Loans is being
         transferred as part of the Mortgage Loans;

                     (xlvii) Except as disclosed in the Exception Report to this
         Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage
         Loan requires the lender to release any portion of the Mortgaged
         Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (c) releases of unimproved out-parcels or (d)
         releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged
         Property used to calculate the loan-to-value ratio of the Mortgaged
         Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg.
         Section 1.860G-2(b)(2);

                     (xlviii) Any insurance proceeds in respect of a casualty
         loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                     (xlix) (l) Each Form UCC-1 financing statement, if any,
         filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the
         Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

                     (l) To the Seller's knowledge, (a) each commercial lease
         covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and
         (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

                                       16

                     (li) Based upon an opinion of counsel and/or other due
         diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

                     (lii) Each Mortgage Loan constitutes a "qualified mortgage"
         within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section
         1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related
         Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute
         "foreclosure property" within the meaning of Code Section 860G(a)(8)
         and all Prepayment Premiums and Yield Maintenance Charges constitute
         "customary prepayment penalties" within the meaning of Treasury
         Regulation Section 1.860G-1(b)(2);

                     (liii) With respect to any Mortgage Loan that pursuant to
         the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage
         Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the
         Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (vii) with respect to any Significant Loan (as defined in the Pooling and
         Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the
         Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any
         Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of
         Certificates rated by such Rating Agency;

                     (liv) The Mortgage Loan Documents for each Mortgage Loan
         provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the

                                       17

         environmental covenants contained in the related Mortgage Loan
         Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

                     (lv) If such Mortgage Loan is an ARD Loan, it commenced
         amortizing on its initial scheduled Due Date and provides that: (i) its
         Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its
         Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related
         Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement"
         whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master
         Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its
         Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

                     (lvi) Except as disclosed in the Prospectus Supplement, no
         Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the mortgage loans sold to the Depositor by Column Financial, Inc. and PNC Bank,
         National Association pursuant to those certain Mortgage Loan Purchase
         Agreements, each dated as of August 11, 2004, between the Depositor and
         Column Financial, Inc, between the Depositor and PNC Bank, National
         Association and between the Depositor, Column Financial, Inc. and
         KeyBank National Association, as of the respective Cut-Off Dates;

                     (lvii) Except for the Mortgage Loans with an initial
         principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan;

                     (lviii) Each Mortgage Loan bears interest at a rate that
         remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate;

                     (lix) With respect to Mortgage Loan No. 2 (referred to as
         Pacific Design Center), the transfer by CBO-PDC 1, LLC and CBO-PDC 2,
         LLC of their interests in PDC 1 Holdings, LLC to Cohen PDC, LLC (the
         "Transfer") is a valid and enforceable transfer and neither CBO-PDC 1,
         LLC nor CBO-PDC 2, LLC have any right of rescission or other valid claim or dispute which will result in the unwinding or reversal, in whole or in part, such Transfer. Any recission or unwinding of such
         Transfer of, or

                                       18

         attachment or lien (other than as stated in the
         due-on-sale/due-on-encumbrance representation made in paragraph
         (xxviii)) on, any direct or indirect interest in the interests that were the subject of such Transfer without consent of the mortgagee is a default under the related loan documents; and

                     (lx) With respect to Mortgage Loan No. 2 (referred to as
         Pacific Design Center), the pending Litigation does not, and will not, in any way impair the enforceability of any of the leases in place as of the Closing Date of the Mortgaged Property or any portion thereof.

                                       19

                                                                       EXHIBIT B

                                                        AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK                 )
                                  )    ss.:
COUNTY OF NEW YORK                )

     ____________________________, being duly sworn, deposes and says:

     1. that he is an authorized signatory of Column Financial, Inc. ("Column");

     2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the
"Mortgage") on the premises known as ______________ ______________ located in
______________;

     3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

     a note in the original sum of $______________ made by ______________, to
     _______________, under date of ______________ (the "Note");

     4. that the Note is now owned and held by _______________;

     5. that the copy of the Note attached hereto is a true and correct copy thereof;

     6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

     7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

     8. upon assignment of the Note by _______________ to Credit Suisse First
Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by
Depositor to the trustee for the benefit of the holders of the Credit Suisse
First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through
Certificates, Series 2004-C3 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee),
_______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.

                                       COLUMN FINANCIAL, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Sworn to before me this _____
day of __________, 2004